                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      LEXINGTON CORPORATE PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     ...........................................................................

     2)  Aggregate number of securities to which transaction applies:

     ...........................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     ...........................................................................

     5)  Total fee paid:

     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     ...........................................................................

     2)  Form, Schedule or Registration Statement No.:

     ...........................................................................

     3)  Filing Party:

     ...........................................................................

     4)  Date Filed:

     ...........................................................................

                      LEXINGTON CORPORATE PROPERTIES, INC.
                              355 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 692-7260

                           ---------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 1997

                           ---------------------------


To the Stockholders of
Lexington Corporate Properties, Inc.:


           The 1997 Annual Meeting of stockholders of Lexington Corporate Properties, Inc. (the "Company") will be held at The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, on Tuesday, May 20, 1997, at 10:30 a.m., New York City time, for the following purposes:




           (1) to elect seven directors to serve until the 1998 Annual Meeting of stockholders;



           (2) to adopt, ratify and approve the issuance and sale by the Company of the Company's Class A Senior Cumulative Convertible Preferred Stock pursuant to an Investment Agreement dated as of December 31, 1996 between the Company and Five Arrows Realty Securities, L.L.C.;



           (3) to consider and approve the adoption of an Agreement and Plan of Merger to effect the reorganization of the Company from a Maryland corporation to a Maryland statutory real estate investment trust; and


           (4) to transact such other business as may properly come before the 1997 Annual Meeting.


           Only stockholders of record at the close of business on March 31, 1997 (the "Stockholders") are entitled to notice of and to vote at the 1997 Annual Meeting of Stockholders or any adjournments thereof. A list of such Stockholders will be available for inspection during normal business hours at the offices of the Company located at 355 Lexington Avenue, New York, New York 10017, during the ten days preceding the 1997 Annual Meeting of Stockholders.


                                By Order of the Board of Directors,


                                PAUL R. WOOD,
                                        Vice President, Chief Accounting Officer
                                                and Secretary

New York, New York

April 25, 1997



      PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BY WRITTEN NOTICE
TO THE COMPANY PRIOR TO ITS EXERCISE. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND AFFIRMATIVELY INDICATE YOUR INTENTION TO VOTE AT SUCH MEETING.

                      LEXINGTON CORPORATE PROPERTIES, INC.
                              355 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 692-7260

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 1997



           This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lexington Corporate Properties, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders, and at any adjournments thereof (the "Annual Meeting"), to be held on Tuesday, May 20, 1997, at The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, at 10:30 a.m. New York City time. This Proxy Statement and the related proxy card are first being sent to the Stockholders of the Company on or about April 25, 1997.



           Valid proxies will be voted as specified thereon at the Annual Meeting. Any person giving a Proxy may revoke it by written notice to the Company at any time prior to its exercise. Attendance at the Annual Meeting will not constitute a revocation of a proxy unless the Stockholder affirmatively indicates at the Annual Meeting that such Stockholder intends to vote such Stockholder's shares in person.



                                  ANNUAL REPORT


           The Annual Report to Stockholders and Form 10-K of the Company for the year ended December 31, 1996, including financial statements audited by KPMG Peat Marwick LLP, the Company's independent auditors, and their report thereon dated January 21, 1997, are being mailed together with this Proxy Statement to each Stockholder. Except as specifically incorporated herein by reference, the Annual Report is not part of the proxy solicitation material.

                                VOTING SECURITIES


           The holders of record of shares of Common Stock, par value $.0001 per share (the "Common Stock"), and shares of Class A Senior Cumulative Convertible Preferred Stock (the "Preferred Stock"), of the Company at the close of business on March 31, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 9,439,716 shares of Common Stock and 700,000 shares of Preferred Stock, each of which shares of Common Stock and Preferred Stock is entitled to one vote per share on all matters submitted to a vote of Stockholders.



           Unless contrary instructions are indicated on the Proxy, all shares of Common Stock and Preferred Stock represented by valid proxies received pursuant to this solicitation, unless previously revoked, will be voted at the Annual Meeting FOR the election of the seven nominees to serve as directors until the 1998 Annual Meeting of Stockholders; FOR the approval of the issuance and sale by the Company of the Preferred Stock to Five Arrows Realty Securities, L.L.C. ("Five Arrows"), and FOR the approval and adoption of an Agreement and Plan of Merger to effect the reorganization of the Company as a Maryland statutory real estate investment trust.



           Assuming a quorum is present at the Annual Meeting, (i) the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock, considered as a single class, entitled to be voted at the Annual Meeting will be required for the election of directors, and the affirmative vote of the holders of a plurality of the shares of Preferred Stock, voting separately as a single class, entitled to be voted at the Annual Meeting will be required for the election of the Preferred Director (as defined), (ii) the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, considered as a single class, entitled to be voted at the Annual Meeting will be required to approve Proposal No. 2 and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock entitled to be voted at the Annual Meeting will be required to approve Proposal No. 3. For purposes of the foregoing matters, the Common Stock and Preferred Stock will vote together as a single class, except with respect to the election of the Preferred Director as to which the holders of Preferred Stock will vote as a separate class. The shares of Common Stock and Preferred Stock represented by a valid proxy which abstains with respect to any matter will be counted in determining the number of votes cast with respect to that matter but will not be counted as an affirmative vote in determining whether the affirmative vote of the requisite number of shares was cast in favor of that matter. Therefore, abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of the votes cast. Abstentions as to the other proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of any such proposal and will not be counted as votes for or against such proposal.



           If a Stockholder is a participant in the Company's Dividend Reinvestment Plan, the proxy card enclosed herewith represents shares in the participant's account, as well as shares held of record in the participant's name.



           The Company knows of no business, other than that set forth above, to be presented at the Annual Meeting which would be a proper subject for action by the Stockholders. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, it is intended that any share represented by a proxy in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.

                           PRINCIPAL SECURITY HOLDERS


           Except as described herein, no person is known by the Company to own beneficially in excess of five percent (5.0%) of the outstanding shares of Common Stock or Preferred Stock as of March 31, 1997. On December 31, 1996, the Company entered into an agreement with Five Arrows, a real estate investment fund of which Rothschild Realty Investors II L.L.C. ("Rothschild Investors") is the managing member, under the terms of which Five Arrows agreed to purchase an aggregate of up to 2,000,000 shares of Preferred Stock, which would be convertible into 2,000,000 shares of Common Stock, subject to adjustment. See "Proposal No. 2 -- Description of Investment." If all 2,000,000 shares of Preferred Stock were purchased by Five Arrows and converted into Common Stock, Five Arrows would, as of March 15, 1997, have been the beneficial owner of approximately 14.3% of the issued and outstanding voting stock of the Company, on a fully diluted basis.



               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

           The following table indicates, as of March 15, 1997, (a) the number of shares of Common Stock and Preferred Stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table under "COMPENSATION OF EXECUTIVE OFFICERS" below, and by all directors and executive officers as a group, and (b) the percentage such shares represent of the total outstanding shares of Common Stock, Preferred Stock and voting stock. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated.


                               BENEFICIAL OWNERSHIP OF SHARES (1)            PERCENT OF CLASS
                               ----------------------------------    ------------------------------
                                                       PREFERRED                             VOTING
 NAME OF BENEFICIAL OWNER      COMMON STOCK              STOCK       COMMON     PREFERRED     STOCK
---------------------------    ------------            ----------    ------     ---------    ------
E. Robert Roskind..........      656,524(2)                 --        5.370%          --      5.079%
Richard J. Rouse...........      238,098(3)                 --        1.963           --      1.856
Carl D. Glickman...........      113,842(4)                 --            *           --          *
T. Wilson Eglin............      164,609(5)                 --        1.360           --      1.286
Kevin W. Lynch.............        1,053                    --            *           --          *
John D. McGurk ............           --               700,000(6)        --      100.000%     5.529
Harry E. Petersen, Jr......       11,098(7)                 --            *           --          *
Antonia G. Trigiani........      148,847(8)                 --        1.231           --      1.163
Seth M. Zachary............       14,711(7)                 --            *           --          *
All directors and executive
  officers as a group
(10 persons) (9)...........    1,381,892               700,000       10.857%     100.000%    15.504%


---------------------------

* Represents beneficial ownership of less than 1%.

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.


(2) Includes (i) 70,574 units of special limited partner interest held by Mr. Roskind in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P., each of which is a subsidiary of the Company, which are exchangeable, on a one-for-one basis, for shares of Common Stock, (ii) 196,455 units of special limited partner interest held by The LCP Group, L.P., which are exchangeable, on a one-for-one basis, for shares of Common Stock, (iii) 9,000 shares of Common Stock owned of record by The LCP Group, L.P., (iv) options to purchase 180,000 shares of Common Stock at an exercise price of $11.125 per share, 52,600 shares of Common Stock at an exercise price of $11.875 per share and 32,800 shares of Common Stock at an exercise price of $11.25 per share, (v) 44,138 shares of Common Stock owned of record by Mr. Roskind's wife, and (vi) 13,000 shares of Common

           Stock owned of record by a private pension plan for the benefit of Mr. Roskind and his wife. Mr. Roskind disclaims beneficial ownership of the 44,138 shares listed in clause (v) above.

(3) Includes (i) 46,406 units of special limited partner interest held by Mr. Rouse in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P., which are exchangeable, on a one-for-one basis, for shares of Common Stock, (ii) options to purchase 90,000 shares of Common Stock at an exercise price of $11.125 per share, 43,800 shares of Common Stock at an exercise price of $11.875 per share and 32,800 shares of Common Stock at an exercise price of $11.25 per share and
           (iii) 1,500 shares of Common Stock owned of record by a private pension plan for the benefit of Mr. Rouse.

(4) Includes options to purchase 2,500 shares of Common Stock at an exercise price of $10.125 per share, 2,500 shares of Common Stock at an exercise price of $9.00 per share and 2,500 shares of Common Stock at an exercise price of $11.25 per share.

(5) Includes options to purchase 61,250 shares of Common Stock at an exercise price of $11.125 per share, 35,000 shares of Common Stock at an exercise price of $11.875 per share and 46,000 shares of Common Stock at an exercise price of $11.25 per share.


(6) Includes 700,000 shares of Preferred Stock owned beneficially and of record by Five Arrows. Mr. McGurk, among others, has been appointed by Rothschild Investors as a manager of Five Arrows. Mr. McGurk is also the designee of Five Arrows to the Company's Board of Directors. Mr. McGurk disclaims beneficial ownership of all such shares of Preferred Stock.


(7) Shares indicated for each of Messrs. Petersen and Zachary include options to purchase 2,500 shares of Common Stock at an exercise price of $10.00 per share, 2,500 shares of Common Stock at an exercise price of $10.125 per share, 2,500 shares of Common Stock at an exercise price of $9.00 per share and 2,500 shares of Common Stock at an exercise price of $11.25 per share.

(8) Includes options to purchase 61,250 shares of Common Stock at an exercise price of $11.125 per share, 35,000 shares of Common Stock at an exercise price of $11.875 per share and 40,000 shares of Common Stock at an exercise price of $11.25 per share.


(9) Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, the Company believes that during the 1996 fiscal year the Company's directors and executive officers complied with all Section 16(a) filing requirements applicable to them.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS


           The Board of Directors of the Company currently consists of eight directors, and the entire Board, with the exception of Harry E. Petersen, Jr. who does not intend to stand for re-election, is nominated to be elected at the Annual Meeting pursuant to which this Proxy Statement is being distributed. Mr. Petersen has not indicated any disagreement with the Company's operations, policies or practices as the reason that he has determined not to stand for re-election. The Board of Directors has determined to amend the Bylaws of the Company, effective as of the Annual Meeting, to reduce the number of authorized members of the Board of Directors to seven. Election of directors requires the affirmative vote of a plurality of the votes cast by holders of the shares of outstanding Common Stock and Preferred Stock, considered as a single class, and the election of the Preferred Director requires the affirmative vote of a plurality of the votes cast by holders of the shares of outstanding Preferred Stock, voting separately as a single class. The seven nominees for director are
E. Robert Roskind, Richard J. Rouse, T. Wilson Eglin, Carl D. Glickman, Kevin W. Lynch, John D. McGurk, and Seth M. Zachary. All of the nominees are presently serving as directors of the Company. Mr. McGurk is the designee of Five Arrows, who is serving as the Preferred Director and is subject to re-election by the holders of Preferred Stock voting separately as a single class. See "Proposal No. 2." Each nominee has consented to being named in the Proxy Statement and to serve if elected. If elected, each nominee is expected to serve until the Company's 1998 Annual Meeting of Stockholders and until his successor is elected. Background information relating to the nominees for election appears below.


           THE ENCLOSED PROXY, IF PROPERLY COMPLETED, SIGNED, DATED AND RETURNED, AND UNLESS AUTHORITY TO VOTE IS WITHHELD OR A CONTRARY VOTE IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THESE SEVEN NOMINEES. In the event any such nominee becomes unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such substitute nominee as may be designated by the Board of Directors. All directors serve for a term of one year and until their successors are elected.

           The following information relates to the nominees for election as directors of the Company:


           NAME                                BUSINESS EXPERIENCE
           ----                                -------------------
E. ROBERT ROSKIND.........    Mr. Roskind has served as the Chairman of the
Age 52                        Board of Directors and Co-Chief Executive Officer
                              of the Company since October 1993. He founded The
                              LCP Group, L.P. ("LCP") in 1973 and has been its Chairman since 1976. Prior to founding LCP, Mr.
                              Roskind headed the net leasing financing area of Lehman Brothers Inc. He is also currently serving as the Chairman of Net Lease Partners Realty
                              Advisors, Inc., a pension fund real estate advisory firm. He is also a general partner of a variety of entities which serve as the general partner of various partnerships that hold net leased real properties or interests therein. Mr.
                              Roskind is a director of Berkshire Realty Company, Inc., Krupp Government Income Trust I and Krupp
                              Government Income Trust II.

RICHARD J. ROUSE..........    Mr. Rouse became the Vice Chairman of the Board of
Age 51                        Directors in April 1996, has served as the
                              Co-Chief Executive Officer and a director of the Company since October 1993, and was the President of the Company from October 1993 until April 1996.
                              Mr. Rouse was a managing director of LCP. He had been associated with LCP since 1979 and had been engaged there in all aspects of net lease finance, acquisition and syndication and corporate financing transactions.

           NAME                                BUSINESS EXPERIENCE
           ----                                -------------------
T. WILSON EGLIN...........    Mr. Eglin became the President of the Company in
Age 32                        April 1996, has served as Chief Operating Officer
                              of the Company since October 1993, has been a director of the Company since May 1994, and was the Executive Vice President of the Company from October 1993 until April 1996. Prior to his association with the Company, Mr. Eglin had been associated with LCP since 1987 and had been its Vice President--Acquisitions from 1990 to 1993. In connection with his responsibilities with LCP, Mr.
                              Eglin was an officer of affiliated companies that own and manage over 400 net leased real properties and was involved in all aspects of real estate acquisition and finance, principally in net leased transactions.

CARL D. GLICKMAN..........    Mr. Glickman has served as a director and a member
Age 71                        of the Audit Committee and Compensation Committee
                              of the Board of Directors of the Company since May
                              1994. He has been President of the Glickman
                              Organization since 1953. He is on the Board of Directors of Alliance Tire & Rubber Co., Ltd.,
                              Andal Corp., Bear Stearns Companies, Inc.,
                              Continental Health Affiliates, Inc., Franklin
                              Corporation, Infu-Tech, Inc., Jerusalem Economic
                              Corporation Ltd., Custodial Trust Company and
                              OfficeMax Inc., as well as numerous private companies.

KEVIN W. LYNCH............    Mr. Lynch is a founder and principal of The
Age 44                        Townsend Group, an institutional real estate
                              consulting firm founded in 1983. Prior to forming
                              The Townsend Group, Mr. Lynch was a Vice President for Stonehenge Capital Corporation. Mr. Lynch has been involved in the commercial real estate industry since 1974, and is a director of First
                              Industrial Realty Trust.


JOHN D. McGURK............    Mr. McGurk is the founder and President of
Age 53                        Rothschild Realty, Inc., the advisor to Five
                              Arrows, and is the designee of Five Arrows to the Board of Directors. Prior to starting Rothschild
                              Realty, Inc. in 1981, Mr. McGurk served as a regional vice president for The Prudential
                              Insurance Company of America where he oversaw its New York City real estate loan portfolio, equity holdings, joint ventures and projects under development. Mr. McGurk is a member of the Urban
                              Land Institute, Pension Real Estate Association,
                              Real Estate Board of New York and the National
                              Real Estate Association, and is the president of the Trustee Committee of the Caedmon School.


SETH M. ZACHARY...........    Mr. Zachary has served as a director and a member
Age 44                        of the Audit Committee and Compensation Committee
                              of the Board of Directors of the Company since
                              November 1993. Since 1987, he has been a partner in the law firm of Paul, Hastings, Janofsky &
                              Walker LLP. He has been affiliated as a part-time faculty member and lecturer at New York University
                              School of Law since 1984 and the University of Southern California since 1990.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

           The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1996. All directors serving as members of the Board of Directors, as constituted at the time of each meeting, attended all meetings, with the exception of Mr. Lynch who missed two meetings and Mr. Petersen who missed one meeting. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors.


           Audit Committee. The principal functions of the Audit Committee include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit, and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee, whose current members are Messrs. Glickman, Lynch, Petersen and Zachary, met in January 1997 to discuss matters pertaining to 1996.



           Compensation Committee. The principal functions of the Compensation Committee are to determine the compensation for the Company's executive officers and to administer and review the Company's incentive compensation plans, including the Company's employee stock option plan. The Compensation Committee, whose current members are Messrs. Glickman, Lynch, Petersen and Zachary, met in January 1997 to discuss matters pertaining to 1996.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


           In October 1996, the Company was granted an option by The LCP Group, L.P. ("LCP"), an affiliate of Mr. Roskind, exercisable any time to acquire (i) general partnership interests currently owned by LCP in two limited partnerships, Net 1 L.P. and Net 2 L.P. (collectively, the "Net Partnerships"), which own net leased office, industrial and retail properties and (ii) a 49% equity interest in an affiliated pension fund advisory company and real estate management company which manages six net leased properties with an aggregate value of approximately $40 million. Under the terms of the option, the Company, subject to review of any such transaction by the independent members of its Board of Directors, may acquire the general partnership interests in either or both of the Net Partnerships at their fair market value based upon formula relating to partnership cash flows, with the Company retaining the option of paying such fair market value in securities of the Company, units representing interests in partnerships controlled by the Company or cash (or a combination thereof).



           On October 1, 1996, the Company hired three former employees of LCP who previously performed certain management duties for the Net Partnerships and entered into a management agreement with LCP with respect to the Net Partnerships pursuant to which the Net Partnerships will pay to the Company management compensation previously paid by the Net Partnerships to LCP (which aggregated approximately $220,000 in 1995). The cost of the new employees is expected to be offset by such management compensation. From the inception of the management agreement (October 1, 1996) to December 31, 1996, such compensation amounted to $48,435.



           In connection with the foregoing, the Company is obligated to pay LCP an aggregate amount of $1,778,250 for rendering services in connection with the original acquisition of certain properties. Simple interest is payable monthly from available net cash flow of the respective original properties on the various unpaid principal portions of the fees, at annual rates ranging from 12.25% to 19%. Monthly installment payments are to commence at various dates to satisfy principal and current interest payments as well as any unpaid accrued interest outstanding. The original principal amounts have been discounted at an annual rate of 13%.

CERTAIN BUSINESS RELATIONSHIPS

           Seth M. Zachary, who is presently serving as a member of the Board of Directors and is a nominee to serve as a director until the 1998 Annual Meeting of Stockholders, is a partner of Paul, Hastings, Janofsky & Walker LLP, which is the general counsel to the Company. The Company intends to continue to retain the services of Paul, Hastings, Janofsky & Walker LLP for general, corporate and other matters.


                       COMPENSATION OF EXECUTIVE OFFICERS

           Summary of Cash and Certain Other Compensation. The following table contains certain information regarding aggregate compensation paid or accrued by the Company during the years ended December 31, 1996, 1995 and 1994 to the Chairman of the Board of Directors and Co-Chief Executive Officer, the Vice-Chairman and Co-Chief Executive Officer, the President and Chief Operating Officer and the Chief Financial Officer of the Company, all of whom received an annual salary and bonus in excess of $100,000.


                           SUMMARY COMPENSATION TABLE


                                                                                     LONG-TERM COMPENSATION
                                                                             -------------------------------------
                                                  ANNUAL COMPENSATION                  AWARDS             PAYOUTS
                                             -----------------------------   ------------------------    ---------
                                                                                                           LONG-
                                                                   OTHER                                   TERM         ALL
                                                                  ANNUAL     RESTRICTED    SECURITIES    INCENTIVE     OTHER
                                  FISCAL                          COMPEN-      STOCK       UNDERLYING      PLAN       COMPEN-
         NAME AND                  YEAR      SALARY      BONUS    SATION       AWARDS       OPTIONS       PAYOUTS     SATION
    PRINCIPAL POSITION            ENDED        ($)      ($)(1)      ($)        ($)(2)       (#)(3)          ($)       ($)(4)
--------------------------       --------    -------    ------    -------    ----------    ----------    ---------    -------
E. Robert Roskind.........       12/31/96    200,000    18,333      --             --        265,400         --         900
  Chairman of the Board of       12/31/95    200,000    18,333      --         20,000        236,200         --         900
  Directors and Co-Chief         12/31/94    200,000    17,333      --         21,060             --         --         792
  Executive Officer

Richard J. Rouse..........       12/31/96    125,000    11,458      --             --        166,600         --         750
  Vice Chairman and Co-Chief     12/31/95    125,000    11,458      --         12,600        133,800         --         750
  Executive Officer(5)           12/31/94    125,000    10,825      --         13,185             --         --         660

T. Wilson Eglin...........       12/31/96    120,000    11,000      --             --        142,250         --         600
  President and Chief            12/31/95    100,000     9,166      --         10,000         81,000         --         600
  Operating Officer(6)           12/31/94    100,000     8,666      --         10,530             --         --         582

Antonia G. Trigiani.......       12/31/96    120,000    11,000      --             --        136,250         --         600
  Chief Financial Officer and    12/31/95    100,000     9,166      --         10,000         75,000         --         600
  Treasurer                      12/31/94    100,000     8,666      --         10,530             --         --         528


---------------------------


(1) Bonus amounts include amounts deferred at the election of the named executive officers pursuant to the Company's plan established under
         Section 401(K) of the Internal Revenue Code of 1986, as amended.



(2) Amount represents the dollar value of awards of restricted stock at $9.00 per share for 1994 and $11.25 per share for 1995, the closing price of the Common Stock on December 30, 1994 and December 29, 1995, respectively, the business day immediately prior to the date the restricted stock grant became effective.



(3)      Of the 1995 stock options, 56,200, 43,800, 35,000 and 35,000 were granted on February 27, 1995 to Messrs. Roskind, Rouse and Eglin and Ms. Trigiani, respectively. The remaining options listed were granted to the named executive officers on July 28, 1995 in connection with an exercise of previously granted options. The exercise price of each stock option was equal to the price at which the previously granted options were purchased, which was $11.125. On February 27, 1995, the Common Stock had a fair market value of $9.125 and on July 28, 1995 the Common Stock had a fair market value of $10.875. Of the 1996 stock options, 32,800, 32,800, 46,000 and 40,000 were granted on January 2, 1996 to Messrs. Roskind, Rouse and Eglin and Ms. Trigiani, respectively. The remaining options were granted to the named executive officers on January 24, 1996 in connection with an exercise of previously granted options. The exercise price of each such stock option was equal to the price at which the previously granted options were purchased, which was $11.875. On January 2, 1996, the Common Stock had a fair market value of $11.25 and on January 24, 1996 the Common Stock had a fair market value of $11.50.



(4) Amount represents the dollar value of life insurance premiums paid by the Company during the applicable fiscal year with respect to the life of the named executive officer.


(5) Mr. Rouse was elected Vice Chairman of the Company on April 1, 1996, and until such date had served as President of the Company.

(6) Mr. Eglin was elected President and Chief Operating Officer of the Company on April 1, 1996, and until such date had served as Executive Vice President and Chief Operating Officer of the Company.

           Stock Options. The following table sets forth certain information concerning stock options granted during the fiscal year ended December 31, 1996 to each of the executive officers named in the Summary Compensation Table. Since inception, the Company has not granted any stock appreciation rights.


                        OPTION GRANTS IN FISCAL YEAR 1996

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                      FOR OPTION TERM
-----------------------------------------------------------------------------------    ---------------------
                       NUMBER OF     PERCENTAGE (%) OF
                       SECURITIES      TOTAL OPTIONS
                       UNDERLYING       GRANTED TO        EXERCISE OR
                       OPTIONS         EMPLOYEES IN       BASE PRICE     EXPIRATION
       NAME            GRANTED          FISCAL 1996        ($/SHARE)        DATE       5% ($)       10% ($)
    -----------        ----------    -----------------    -----------    ----------    -------     ---------
E. Robert Roskind..     32,800               9.70            11.250         1/2/01     470,948       594,278
                        52,600(1)           15.56            11.875        1/24/01     797,197     1,005,965

Richard J. Rouse...     32,800               9.70            11.250         1/2/01     470,948       594,278
                        43,800(1)           12.96            11.875        1/24/01     663,826       837,667

T. Wilson Eglin....     46,000              13.61            11.250         1/2/01     660,476       833,439
                        35,000(1)           10.36            11.875        1/24/01     530,455       669,368

Antonia G. Trigiani     40,000              11.83            11.250         1/2/01     574,327       724,730
                        35,000(1)           10.36            11.875        1/24/01     530,455       669,368

---------------------------

(1) These options were granted by the Compensation Committee to the named executive officers upon the exercise by them of other options for a similar number of shares.

         Option Exercises/Value of Unexercised Options. The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended December 31, 1996, by each of the executive officers named in the Summary Compensation Table, and the year-end value of unexercised options held by such persons.


                   STOCK OPTION EXERCISES IN FISCAL YEAR 1996
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                   VALUE OF UNEXERCISED
                                SHARES                       NUMBER OF UNEXERCISED                 IN-THE-MONEY OPTIONS
                               ACQUIRED                    OPTIONS AT FISCAL YEAR-END               AT FISCAL YEAR-END
                                  ON        VALUE      ----------------------------------    -------------------------------
                               EXERCISE    REALIZED                                                            UNEXERCISABLE
          NAME                   (#)        ($)(1)     EXERCISABLE(#)    UNEXERCISABLE(#)    EXERCISABLE($)         ($)
         ------                --------    --------    --------------    ----------------    --------------    -------------
E. Robert Roskind..........      8,527      144,650        265,400              --               885,350             --
RICHARD J. ROUSE...........      7,150      120,450        166,600              --               546,150             --
T. WILSON EGLIN............      5,233       96,250        142,250              --               465,875             --
ANTONIA G. TRIGIANI........      5,201       96,250        136,250              --               445,625             --

---------------------------


(1) The value realized for each named executive officer includes shares withheld to satisfy federal tax liability of $57,281, $43,362, $34,650 and $34,650 for Messrs. Roskind, Rouse and Eglin and Ms. Trigiani, respectively. The remainder of the value realized represents shares withheld pursuant to cashless exercise provisions of the Company's stock option plan to satisfy the exercise price of the shares acquired. The Company has determined no longer to permit cashless exercise of stock options.


COMPENSATION OF DIRECTORS


           Each director who is not employed by the Company receives an annual fee of $20,000 for service as a director. In addition, such directors receive $1,000 for each meeting of the Board of Directors or any committee thereof attended by the director and reimbursement for expenses incurred in attending such meetings. Pursuant to the 1994 Outside Director Stock Plan, as amended, during 1996 each non-employee director was required to receive not less than 50% of such director's fees in Common Stock at an amount per share equal to 95% of the fair market value of one share of Common Stock as of the date of purchase. During 1996, Messrs. Glickman, Zachary and Petersen elected to receive 100%, 50% (as of August 1, 100%), and 10% (as of October 1, 100%), respectively, of their fees in Common Stock with respect to the five meetings which the Board of Directors held in 1996. Pursuant to the Company's 1993 Stock Option Plan, non-employee directors automatically are granted each year, on January 1, non-qualified stock options to purchase, after a one-year holding period, 2,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the grant.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


           During the fiscal year ended December 31, 1996, the Compensation Committee consisted of Carl D. Glickman, Kevin W. Lynch, Harry E. Petersen, Jr. and Seth M. Zachary. None of such persons are or have been executive officers of the Company. Mr. Zachary is a partner of Paul, Hastings, Janofsky & Walker LLP, which is the general counsel to the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


           For the fiscal year ended December 31, 1996, all matters concerning executive compensation for the Co-Chief Executive Officers and other executive officers were considered and acted upon by the Compensation Committee of the Board of Directors.



           Compensation Philosophy. The Company's compensation program for executive officers is based upon a desire to achieve both its short- and long-term business goals and strategies with a view to enhancing stockholder value. To achieve its goals, the Company recognizes that it must adopt a compensation program which will attract, retain and motivate qualified and experienced executive officers and that its compensation program should align the financial interests of its executive officers with those of its stockholders.



           Compensation of Executive Officers (other than the Co-Chief Executive Officers). In approving the annual salary for Mr. Eglin, Ms. Trigiani and Mr. Wood, the Board of Directors considered several factors, including the scope of the individual's responsibilities, the cost of living, the historical financial results of the Company, and the anticipated financial performance of the Company. The compensation determination for each individual was largely subjective, did not involve discussions with the individual executive regarding such executive's compensation requirements and no specific weight was given to any particular factor. In addition to their base salaries, these executive officers of the Company receive discretionary bonuses tied to their individual performances and the overall performance of the Company. Mr. Eglin and Ms. Trigiani are eligible to receive additional bonuses under the Company's Incentive Bonus Plan tied to growth in the Company's operating cash flow per share. The Board of Directors has not established specific performance goals for the payment of discretionary bonuses.



           Compensation of Co-Chief Executive Officers. As with the other executive officers, the Board of Directors determined the annual salary for the Co-Chief Executive Officers based upon a number of factors and criteria, including the historical financial results of the Company, the anticipated financial performance of the Company and the requirements of such Co-Chief Executive Officers. The compensation determination for each of the Co-Chief Executive Officers was largely subjective, and no specific weight was given to any particular factor. The Co-Chief Executive Officers of the Company are also eligible to receive discretionary bonuses tied to their individual and overall performances and to participate in the Company's Incentive Bonus Plan. The Board of Directors has not established specific performance goals for the payment of discretionary bonuses.



           1993 Stock Option Plan. The Company believes that providing executive officers with opportunities to acquire significant equity stakes in its growth and prosperity through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. Stock options may be awarded to executive officers at the time that they join the Company and periodically thereafter. The exercise price of stock options has been tied to the fair market value of the Company's Common Stock on the date of the grant, and the options will only have value if the value of the Company's Common Stock increases. Grants of stock options to executive officers generally are made by the Compensation Committee upon the recommendation of senior management and are based upon the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer.



           Incentive Bonus Plan. The Company maintains an Incentive Bonus Plan pursuant to which participants in the Incentive Bonus Plan are entitled to receive annual bonuses which are tied to growth in the Company's operating cash flow per share. The Incentive Bonus Plan is administered by the Compensation Committee on an annual basis. The bonus amount, which is shared among plan participants, will not exceed an amount equal to 10% of the amount determined by multiplying (a) the difference between (i) the Company's operating cash flow per share for the year during which the incentive bonus amount is being determined (the "Measurement Year") (before calculation of the bonus amount) and
(ii) $1.14, the Company's operating cash flow per share for the calendar year 1993 (calculated as if the Company had been in existence on January 1, 1993) by
(b) the weighted average number of shares of Common Stock outstanding during the Measurement Year. The Incentive Bonus Plan also provides that, notwithstanding the foregoing, no incentive bonus will be paid in respect of any Measurement Year if the Company's operating cash flow per share (before calculation of the bonus amount) for the Measurement Year does not exceed the Company's operating cash flow per share in the year prior to the Measurement Year. The participants in the Incentive Bonus Plan currently include Messrs. Roskind, Rouse and Eglin and Ms. Trigiani. No bonuses under the Incentive Bonus Plan were payable with respect to the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996.



           Other Bonuses. In addition to bonuses that may be payable to participants under the Incentive Bonus Plan, the Compensation Committee may also approve the payment of other bonuses to executive officers and employees of the Company based on their contributions and performances.


                            Compensation Committee of
                             the Board of Directors

                                Carl D. Glickman
                                 Kevin W. Lynch
                              Harry E. Petersen, Jr
                                 Seth M. Zachary

PERFORMANCE GRAPH


           The graph and table set forth below compare the cumulative total stockholder return on the Company's Common Stock for the period of October 22, 1993 through December 31, 1996 with the NAREIT Equity REIT Total Return Index, which includes 166 tax-qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market, and the S&P 500 Index for the same period. The graph and table assume an investment of $100 in the Common Stock in each index on October 22, 1993 (and the reinvestment of all dividends), the date trading commenced for the Common Stock on the New York Stock Exchange.



            THE PERIOD OF OCTOBER 22, 1993 THROUGH DECEMBER 31, 1996

                                  [LINE GRAPH]


------------------------------------------------------------------------------------------------
                                             10/22/93  12/31/93   12/31/94   12/31/95   12/31/96
------------------------------------------------------------------------------------------------
Lexington Corporate Properties, Inc.         $100.00    $110.96   $110.14    $146.63    $195.89
------------------------------------------------------------------------------------------------
NAREIT Equity REIT Total Return Index        $100.00    $99.83    $103.00    $118.72    $160.58
------------------------------------------------------------------------------------------------
S&P 500 Index                                $100.00    $101.23   $102.55    $140.94    $173.32
------------------------------------------------------------------------------------------------


FINANCIAL AND OTHER INFORMATION


           Information required by this item is incorporated by reference to the material appearing under the headings "Selected Financial Data," "Managements' Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data" in the Company's Form 10-K.

                                 PROPOSAL NO. 2
              ADOPTION, RATIFICATION AND APPROVAL OF AN INVESTMENT
          AGREEMENT RELATING TO THE ISSUANCE AND SALE BY THE COMPANY OF
              CLASS A SENIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK



           At a meeting of the Board of Directors of the Company held on December 30, 1996, the Board of Directors approved the issuance and sale by the Company, subject to approval by the Stockholders, of an aggregate of up to 2,000,000 shares of Preferred Stock at a price of $12.50 per share, for an aggregate purchase price of $25,000,000 (the "Investment"), to Five Arrows. Five Arrows is a real estate investment fund of which Rothschild Investors is the managing member.



           Ratification and approval of the Investment by the Stockholders is required pursuant to New York Stock Exchange (the "Exchange") Rule 312, which requires stockholder approval of transactions in which Exchange listed companies, such as the Company, sell capital stock representing in excess of twenty percent of the then issued and outstanding capital stock of such companies. In connection with the Investment, Five Arrows has agreed to purchase up to 2,000,000 shares of Preferred Stock which, at the time the Agreement was executed, would have been convertible into Common Stock representing approximately 22% of the issued and outstanding Common Stock. The Board is therefore seeking Stockholder approval of the Investment to comply with the Exchange's Rule.


DESCRIPTION OF INVESTMENT


           Pursuant to an Investment Agreement dated as of December 31, 1996 between the Company and Five Arrows (the "Investment Agreement"), the Company has agreed to sell to Five Arrows, and Five Arrows has agreed to purchase from the Company, on the terms and subject to the conditions set forth in the Investment Agreement, an aggregate of up to 2,000,000 shares of Preferred Stock at a price of $12.50 per share, for an aggregate purchase price of $25,000,000. Each share of Preferred Stock is convertible into one (1) share of Common Stock, subject to certain adjustments.



           Under the Investment Agreement, the Company may designate up to three closings for the sale of the Preferred Stock, all of which must occur by December 31, 1997. The first closing for an aggregate of 700,000 shares of Preferred Stock occurred on January 21, 1997 (the "First Closing"). Under the Investment Agreement, Five Arrows may cancel subsequent closings in the event of a Change of Control or a Put Event (each as defined in the Articles Supplementary Classifying 2,000,000 Shares of Preferred Stock as Class A Senior Cumulative Convertible Preferred Stock of the Company (the "Articles Supplementary")). In addition, the Company may determine not to sell any or all of the remaining shares of Preferred Stock to Five Arrows; provided that in the event the Company determines not to sell such remaining shares, the Company is required to pay to Five Arrows an availability fee based on the number of shares it has determined not to sell. Under the Investment Agreement, Five Arrows may not sell, transfer, assign, pledge or otherwise dispose of the Preferred Stock or any interest therein for the one (1) year period commencing December 31, 1996 and ending December 31, 1997.



           In connection with the Investment Agreement and simultaneous with the First Closing, the Company entered into an Operating Agreement (the "Operating Agreement") and Agreement and Waiver (waiving certain ownership restrictions contained in the charter documents of the Company relating to the Investor's ownership of the capital stock of the Company) (the "Waiver") with the Investor, each dated as of January 21, 1997. The Operating Agreement provides the Investor with both demand and piggyback registration rights with respect to the shares of Preferred Stock and the Common Stock issued or issuable upon conversion of the Preferred Stock.

           Holders of the Preferred Stock are entitled to cumulative preferential dividends at a quarterly rate equal to the greater of (i) $0.295 per share, per quarter and (ii) the product of 1.05 and the per share quarterly dividend paid in respect of the Common Stock (subject to certain adjustments) and upon liquidation of the Company shall be entitled to receive $12.50 per share in cash, plus any accrued and unpaid dividends, unless previously converted into shares of Common Stock. Unless dividends (including accrued and unpaid dividends in arrears, whether or not declared) in respect of the Preferred Stock have been paid in full or declared and set apart for payment, the Company is prohibited from paying dividends on, making any other distributions on, or redeeming or purchasing any Common Stock.



           The shares of Preferred Stock are redeemable by the Company at any time on or after the fifth anniversary of the original date of issuance thereof upon the payment to the holder of the liquidation value per share plus a premium which declines over time.



           The shares of Preferred Stock are subject to certain ownership limitations as set forth in the Articles Supplementary. So long as the Company continues to qualify as a REIT, no person generally may own shares of the Preferred Stock (beneficially or otherwise) and the Common Stock of the Company (collectively, the "Equity Stock") in excess of 9.8% of the value of the total outstanding Equity Stock of the Company. Transfers of Equity Stock resulting in a person owning in excess of 9.8% of the value of the total outstanding Equity Stock of the Company will be void. As permitted by the Company's charter, the Board of Directors granted the Waiver to Five Arrows to exempt it from these ownership limitations.



           Holders of the Company's Preferred Stock are entitled to vote or consent on all matters submitted to a vote of the holders of Common Stock and vote together as a single class with the Common Stock.



           Five Arrows has the right, pursuant to the Articles Supplementary, to designate up to two directors to the Board of Directors of the Company under certain specified conditions. As of the date of this Proxy Statement, Five Arrows was entitled to designate one director to the Board of Directors (the "Preferred Director"). Mr. McGurk is the designee of Five Arrows to serve as the Preferred Director, and has been nominated by the entire Board of Directors to stand for election.



           Failure by the Stockholders to ratify and approve the Investment will preclude the Company from selling additional shares of Preferred Stock to Five Arrows, and will require the payment by the Company to Five Arrows, under the terms of the Investment Agreement, of certain fees to compensate Five Arrows for the "standby" nature of its commitment.


REASON FOR INVESTMENT


           The Board of Directors believes that the Investment has provided, and will provide, the Company with additional capital to expand its real estate investment activity for the benefit of the stockholders. The Board of Directors also believes that the Investment by Five Arrows, a well-respected, knowledgeable institutional investor, will enhance the Company's market profile.


VOTE REQUIRED


           The Investment must be ratified and approved by the affirmative vote of a majority of the shares of Common Stock and Preferred Stock entitled to be voted at the Annual Meeting, voting together as a single class.



           THE BOARD OF DIRECTORS OF THE COMPANY (OTHER THAN MR. MCGURK WHO WAS NOT A MEMBER OF THE BOARD AT THE TIME) HAS APPROVED THE PROPOSED INVESTMENT AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE PROPOSED INVESTMENT.

                                 PROPOSAL NO. 3

         PROPOSAL TO REORGANIZE THE COMPANY AS A MARYLAND STATUTORY REAL
                             ESTATE INVESTMENT TRUST


           At a meeting of the Board of Directors held on March 25, 1997, the directors approved the reorganization (the "Reorganization") of the Company from a Maryland corporation to a Maryland statutory real estate investment trust ("MDREIT"), subject to Stockholder approval. To effect the Reorganization, the Company will merge with and into a newly formed MDREIT, with the MDREIT as the surviving entity. The terms of such merger are more fully set forth in the Agreement and Plan of Merger (the "Agreement and Plan of Merger"), a copy of which is attached as Exhibit A to this Proxy Statement.


GENERAL


           If the Stockholders approve the Reorganization, the Company will effect a reorganization in which the Company's business form is changed from that of a corporation to a statutory real estate investment trust, which is an organizational form permitted under Maryland law. To effect the Reorganization, the Company will merge, in accordance with the Agreement and Plan of Merger, with and into a newly formed MDREIT, with the MDREIT as the surviving entity. When the merger becomes effective, (a) the Company will cease to exist, (b) the MDREIT will succeed to all of the business, assets and liabilities of the Company, (c) the name of MDREIT will be changed to Lexington Corporate Properties Trust and (d) each outstanding share of Common Stock and Preferred Stock of the Company will be automatically converted into one share of common stock or preferred stock of the MDREIT, as the case may be, representing beneficial interests in the MDREIT. Each share of common stock and preferred stock in the MDREIT will entitle the holder thereof to the same voting rights to which such stockholder was entitled prior to the merger, and it will not be necessary for stockholders of the Company to surrender or exchange their existing stock certificates for new stock certificates of the MDREIT.



           The Board of Directors does not believe that the Reorganization will result in any material change in the Company's business or operations, or otherwise have any affect on the Company's financial statements. The Company will continue to maintain its executive offices at the same location it currently occupies.



           It is anticipated that the Reorganization will be effected after receipt of Stockholder approval at a time and date designated by the Board of Directors in its discretion. The Agreement and Plan of Merger provides that the Reorganization may be abandoned by the Board of Directors after approval by the Stockholders and prior to the effective time of the Reorganization. No federal or state regulatory requirements must be complied with or approvals obtained in connection with the Reorganization, other than approval by the Stockholders.


REASONS FOR THE PROPOSED REORGANIZATION


           The Board of Directors has determined that the Reorganization would result in substantial franchise tax savings for the Company in certain jurisdictions in which the Company owns properties. In addition, the Board of Directors does not believe that the Reorganization will have any material adverse effect on the Company's operations or that the Reorganization will materially increase the legal exposure of any of the Company's officers, directors or stockholders. A comparison of the rights of the Company's stockholders as stockholders of a "corporate entity" and as stockholders of a "statutory real estate investment trust" is set forth below.

DISCUSSION OF CERTAIN RIGHTS OF STOCKHOLDERS IN THE COMPANY AS A MARYLAND CORPORATION AND AS A MARYLAND STATUTORY REAL ESTATE INVESTMENT TRUST


           As a result of the Reorganization, the Company and the rights of its stockholders, directors and officers will be governed by Maryland statutory law dealing with MDREITs, by the MDREIT's Declaration of Trust (the "Declaration of Trust") and by the MDREIT's bylaws (the "MDREIT Bylaws") rather than by Maryland law dealing with corporations and the Company's Certificate of Incorporation (the "Charter") and Bylaws. A copy of the Declaration of Trust substantially in the form expected to be filed with the State of Maryland is attached hereto as Exhibit B. The Board of Directors reserves the right to make such further modifications to the Declaration of Trust as it deems advisable to effect the intent of the Reorganization described in this Proposal. Copies of MDREIT Bylaws, the Company's Charter and Bylaws are available for inspection at the principal executive offices of the Company and will be sent to Stockholders upon request.



           The following discussion of the material similarities and differences to the Company and its stockholders, directors and officers resulting from the Reorganization is not intended to be complete and is qualified in its entirety by reference to Exhibit B hereto and applicable Maryland law as it applies to corporations and MDREITs. Stockholders should be aware that the Maryland laws (both statutory and common laws) governing a MDREIT are less developed than the Maryland laws governing corporations. As a result, there may be certain matters as to which the Maryland laws governing a MDREIT are not settled and as to which the specific effects on the rights and obligations of the stockholders, trustees and officers of the MDREIT cannot be definitively determined at this time. Nonetheless, for the reasons set forth above and in light of the known material similarities and differences discussed herein, the Board of Directors believes that the Reorganization is in the best interests of the Company's stockholders and recommends its approval.



Restrictions on Investment



           An MDREIT, unlike a corporate entity, must hold, either directly or through other entities, at least seventy-five percent (75%) of the value of it assets in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items, including high grade, short-term securities and receivables. The Company, as it is currently organized, is not subject to such a restriction, but based upon the current and proposed future allocations of the Company's assets, the Board of Directors does not believe that this restriction on investment will materially affect the Company or its operations.



Capital Stock



           Both the Charter and the Declaration of Trust authorize the same number of shares of capital stock and designate the same number of shares as common stock, excess stock and preferred stock, except that in the case of a "trust" the terms "common stock," "excess stock" and "preferred stock" refer to specified beneficial interests in the trust. Both the Charter and the Declaration of Trust permit the Board of Directors to issue shares of preferred stock from time to time and in one or more classes or series, to specify the number of shares of such series and to determine the applicable designations, preferences, conversion and other rights, voting powers, restrictions, rights and limitations as to dividends, qualifications or terms and conditions of redemption, within the limits established by law from time to time. Also, under each of the Charter and the Declaration of Trust, the Board of Directors may reclassify any unissued shares of capital stock as either common stock, excess stock or preferred stock without further action by the stockholders.



Indemnification of Directors/Trustees, Officers, Employees and Agents



           Under Maryland law, an MDREIT has the power to indemnify or advance expenses to trustees, officers, employees and agents of the MDREIT to the same extent as is permitted under MGCL with respect to the Company.

Liabilities of Directors/Trustees and Stockholders



           Under the MGCL, a director of the Company is generally immune from liability to the Company for such director's actions so long as the director acts in good faith, with care and in a manner the director believes to be in the best interests of the Company. Stockholders of the Company are generally not obligated to the Company or its creditors under the MGCL with respect to stock owned by the stockholders, except to the extent that the subscription price of such stock has not been paid or liability is imposed under other provisions of the MGCL. In an MDREIT, the stockholders and trustees are not personally liable for the obligations of the MDREIT except in the case of bad faith, willful misfeasance, gross negligence or, in the case of a trustee, reckless disregard of the trustee's duties. The declaration of trust of an MDREIT may include any provision expanding or limiting the liability of its trustees and officers to the trust or its stockholders for money damages. In addition, the declaration of trust may include provisions limiting the liability of its trustees, officers, employees and agents such that no person shall be liable to the MDREIT or to any stockholder for money damages except for the liability of a trustee or officer resulting from (i) acts or omissions involving active or deliberate dishonesty established by final judgment or (ii) of an improper benefit or profit in money, property or services. The Declaration of Trust includes such a provision limiting the liability of the MDREIT's trustees, officers, employees and agents.



FEDERAL TAX CONSEQUENCES



           The following material is based on discussions with counsel. No opinion of counsel has been obtained. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.



           The Reorganization will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code. For Federal income tax purposes, no gain or loss will be recognized by the stockholders of the Company on the automatic conversion of their shares of the Company into shares of the MDREIT as a result of the merger. Each stockholder will have a basis in shares of the MDREIT equal to the basis in the stockholder's shares of the Company immediately prior to the effective date of the merger and the stockholder's holding period of shares of the MDREIT will include the period during which the stockholder held the corresponding shares of the Company, provided that such shares were held by the stockholder as a capital asset on the effective date of the merger. No gain or loss will be recognized by the Company or by the MDREIT as a result of the merger.



           Each stockholder is advised to consult with his or her attorney or tax advisor as to the Federal, state or local tax consequences of the proposed merger in view of his or her individual circumstances.



RIGHTS OF DISSENTING STOCKHOLDERS



           Section 3-202 of the MGCL provides that stockholders of a Maryland corporation do not have appraisal rights when the stock of the corporation is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the transaction to which the stockholder objects.


VOTE REQUIRED


           The affirmative vote of a majority of the outstanding shares of the shares of Common Stock and Preferred Stock entitled to be voted at the Annual Meeting, voting together as a single class, will be required to approve this proposal.



           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE PROPOSED REORGANIZATION.

                                  OTHER MATTERS

           The Board of Directors is not aware of any business to come before the Annual Meeting other than the election of directors, and the proposals set forth above under the captions "Proposal No. 2" and "Proposal No. 3". However, if any other matters should properly come before the Annual Meeting, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                       APPOINTMENT OF INDEPENDENT AUDITORS


           The firm of KPMG Peat Marwick LLP has served as independent auditors of the Company since the fiscal year ended December 31, 1993 and has been selected by the Company to serve as its independent auditors for the year ending December 31, 1997. Management expects that representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Audit services of KPMG Peat Marwick LLP for prior fiscal years have included the audit of the financial statements of the Company included in the Annual Report to Stockholders and Form 10-K, services related to filings with the Securities and Exchange Commission, and consultation and assistance on accounting and related matters. The services furnished by KPMG Peat Marwick LLP have been at customary rates and terms. There are no existing direct or indirect understandings or agreements that place a limit on current or future years' audit fees.



                                  MISCELLANEOUS

           The cost of solicitation of proxies will be borne by the Company. The Company expects to retain Chase Mellon Shareholder Services, L.L.C., an outside proxy solicitation firm, in connection with the Annual Meeting. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


                              STOCKHOLDER PROPOSALS


           In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the office of the Company located at 355 Lexington Avenue, New York, New York 10017, no later than December 22, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                     INCORPORATION OF DOCUMENTS BY REFERENCE


           The Company's Form 10-K for the year ended December 31, 1996, including the financial statements and the financial statement schedules, is incorporated herein by reference.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/  Paul R. Wood


                                        PAUL R. WOOD,
                                        Vice President, Chief Accounting
                                             Officer and Secretary

New York, New York

April 25, 1997

                                  EXHIBIT INDEX




EXHIBIT A       --     Agreement and Plan of Merger



EXHIBIT B       --     Declaration of Trust

                                    EXHIBIT A



                          Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER


            This AGREEMENT AND PLAN OF MERGER ("AGREEMENT"), dated as of _______, 1997 is entered into by and between Lexington Corporate Properties, Inc., a Maryland corporation ("CORPORATE"), and Lexington Corporate Properties Trust, a Maryland statutory real estate trust (the "MDREIT").

            WHEREAS, the respective Boards of Directors of Corporate and MDREIT have approved the tax-free merger of Corporate with and into MDREIT (the "MERGER"), upon the terms and subject to the conditions set forth herein, as a result of which Corporate will merge with MDREIT and the shareholders of Corporate will be entitled to receive the consideration provided in this Agreement.

            NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, covenants and agreements hereinafter contained, Corporate and MDREIT agree as follows:


                                    ARTICLE I

                                   The Merger

            SECTION 1.01. Surviving Entity. In accordance with the provisions of this Agreement and applicable Maryland law, at the Effective Date (as defined in SECTION 1.06), Corporate shall be merged with and into MDREIT, and MDREIT shall be the surviving entity in the Merger (hereinafter sometimes called the "SURVIVING ENTITY"). At the Effective Date, the separate existence of Corporate shall cease.

            SECTION 1.02. Declaration of Trust. As of the Effective Date, the Declaration of Trust of MDREIT immediately prior to the Effective Date shall be the Declaration of Trust of the Surviving Entity, until thereafter amended as provided by law or in such Declaration of Trust.

            SECTION 1.03. By-laws. The By-laws of MDREIT as in effect at the Effective Date shall be the By-laws of the Surviving Entity, until thereafter amended or repealed as provided by law.

            SECTION 1.04. Trustees. The directors of Corporate at the Effective Date shall, from and after the Effective Date, be the trustees of the Surviving Entity and shall hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Declaration of Trust and By-laws of the Surviving Entity, or as otherwise provided by law.

            SECTION 1.05. Officers. The officers of Corporate at the Effective Date shall, from and after the Effective Date, be the officers of the Surviving Entity and shall hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Declaration of Trust and By-laws of the Surviving Entity, or as otherwise provided by law.

            SECTION 1.06. Effective Date. The Merger shall become effective at the time of filing of the Articles of Merger with the Secretary of State of the State of Maryland in accordance with the provisions of applicable Maryland law. The Articles of Merger shall be filed with the Secretary of State of the State of Maryland. The date when the Merger becomes effective is herein referred to as the "EFFECTIVE DATE".

            SECTION 1.07. Additional Actions. If, at any time after the Effective Date, the Surviving Entity determines that any deeds, bills of sale, assignments, assurances or any other acts or things are necessary or desirable
(a) to vest, perfect or confirm, of record or otherwise, in the Surviving Entity, its right, title or interest in, to or under any of the rights, properties or assets of Corporate acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Entity and its proper officers and directors shall be authorized to execute and deliver, in the name and on behalf of Corporate, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of Corporate, all such other acts and things necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to or under such rights, properties or assets in the Surviving Entity or otherwise to carry out the purposes of this Agreement.

            SECTION 1.08. Conversion of Company Common Stock and Preferred
Stock.

            (i) Each share of Corporate's common stock, par value $0.01 per share (the "COMPANY COMMON STOCK"), and each share of Class A Senior Cumulative Convertible Preferred Stock, par value $0.01 per share (the "COMPANY PREFERRED STOCK"), actually issued and outstanding at the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, (A) in the case of Company Common Stock be converted into one validly issued, fully paid and non-assessable share of the common stock, par value $0.01 per share, of MDREIT (the "MDREIT COMMON STOCK") and (B) in the case of Company Preferred Stock, be converted into one validly issued, fully paid and non-assessable share of Class A Senior Cumulative Convertible Preferred Stock, par value $0.01 per share, of MDREIT (the "MDREIT PREFERRED STOCK"). Certificates representing shares of Company Common Stock and Company Preferred Stock before the Merger will represent MDREIT Common Stock and MDREIT Preferred Stock, respectively, after the Merger and it will not be necessary for stockholders of Corporate to surrender or exchange their existing stock certificates for new stock certificates.

            (ii) Each share of Company Common Stock held by Corporate at the Effective Date shall, by virtue of the Merger, be cancelled without payment of any consideration therefor and without any conversion thereof.

            IN WITNESS WHEREOF, each of Corporate and MDREIT has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the day and year first above written.


                                   LEXINGTON CORPORATE
                                   PROPERTIES, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:



                                   LEXINGTON CORPORATE
                                   PROPERTIES TRUST



                                   By:__________________________________________
                                      Name:
                                      Title:

                                    EXHIBIT B



                              Declaration of Trust

                      LEXINGTON CORPORATE PROPERTIES TRUST

                              DECLARATION OF TRUST

         LEXINGTON CORPORATE PROPERTIES TRUST, a Maryland statutory real estate investment trust, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Trust shall be a real estate investment trust within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code); nor shall the Trustees or shareholders or any of them for any purpose be, nor be deemed to be, nor be treated in any way whatsoever as, liable or responsible hereunder as partners or joint venturers. The relationship of the shareholders to the Trustees shall be solely that of beneficiaries of the Trust in accordance with the rights conferred upon them by this Declaration.

         SECOND: The name of the trust is "Lexington Corporate Properties Trust" and, so far as may be practicable, the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" where used in this Declaration of Trust), except where the context otherwise requires, shall refer to the Trustees collectively but not individually or personally nor to the officers, agents, employees or shareholders of the Trust or of such Trustees. Under circumstances in which the Trustees determine the use of such name is not practicable or under circumstances in which the Trustees are contractually bound to change that name, they may use such other designation or they may adopt another name under which the Trust may hold property or conduct its activities.


         THIRD: (a) The purposes for which the Trust is formed and the business and objects of the Trust are:

         To engage in the real estate business (including, without limitation, the ownership, operation and management of properties), and any lawful activities incidental thereto. To engage in any lawful act or activity for which real estate investment trusts may be organized under the applicable laws of the State of Maryland.

         (b) The foregoing purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Declaration, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Trust and shall be in addition to and not in limitation of the general powers of real estate investment trusts under the laws of the State of Maryland.

         FOURTH: The present address of the principal office of the Trust in the State of Maryland is 32 South Street, Baltimore, Maryland 21202.

         FIFTH: The name and address of the resident agent of the Trust in this State is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

         SIXTH: (a) The total number of shares of beneficial interest of all classes which the Trust has authority to issue is 90,000,000 shares of beneficial interest (par value $.0001 per share), of which shares 40,000,000 are classified as "Common Stock," 40,000,000 are classified as "Excess Stock" and 10,000,000 are classified as "Preferred Stock." The Board of Trustees may classify and reclassify any unissued shares of beneficial interest by setting or changing, in any one or more respects, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest.

         (b) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the
Trust:

               (1) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any other class of shares hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Shares of Common Stock shall not have cumulative voting rights.

               (2) Subject to the provisions of law and any preferences of any class of shares hereafter classified or reclassified, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Trust's shares, may be paid on the Common

         Stock of the Trust at such time and in such amounts as the Board of Trustees may deem advisable.

               (3) In the event of any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Trust and the amount to which the holders of any class of shares hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Trust shall be entitled, together with the holders of Excess Stock and any other class of shares hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Trust, to share ratably in the remaining net assets of the Trust.

               (4) Each share of Common Stock is convertible into Excess Stock as provided in Article NINTH hereof.

         (c) A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Excess Stock of the Trust is set forth in Article NINTH hereof.

         (d) Subject to the foregoing, the power of the Board of Trustees to classify and reclassify any of the shares of beneficial interest shall include, without limitation, subject to the provisions of this Declaration, authority to classify or reclassify any unissued shares of such shares of beneficial interest into a class or classes of preferred shares, preference shares, special shares or other shares, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

               (1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Trustees in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Trustees in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized beneficial interest and be subject to classification and reclassification as provided in this subparagraph.

               (2) Whether or not shares of such class or series shall have dividend rights and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of shares, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

               (3) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

               (4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Trustees shall determine.

               (5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

               (6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Trust, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of shares.

               (7) Whether or not there shall be any limitations applicable, while shares or such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any shares of the Trust, or upon any other action of the Trust, including action under this subparagraph, and, if so, the terms and conditions thereof.

               (8) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and this Declaration.

         (e) For the purposes hereof and of any amendment hereto providing for the classification or reclassification of any shares of beneficial interest or of any other charter document of the Trust (unless otherwise provided in any such articles or document), any class or series of shares of the Trust shall be deemed to rank:

               (1) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

               (2) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of shares shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

               (3) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

         (f) The Board of Trustees hereby classifies 2,000,000 shares of Preferred Stock of the Trust into a single series of Preferred Stock to be designated as "Class A Senior Cumulative Convertible Preferred Stock, par value $.0001 per share," and classifies 2,000,000 share of Excess Stock of the Trust into a single series of Excess Preferred Stock to be designated as "Excess Class A Preferred Stock, par value $.0001 per share." The preferences, conversion or other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption of each such series shall be as set forth in Annex A attached hereto.

         (g) The legal ownership of the Trust estate and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the shareholders shall have no interest therein (other than beneficial interests in the Trust conferred by their shares issued hereunder) and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust estate.

         (h) The shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth or provided for in this Declaration. The death, insolvency or incapacity of a shareholder shall not dissolve or terminate the Trust or affect its continuity nor give such shareholder's legal representative any rights whatsoever, whether against or in respect of other shareholders, the Trustees or the trust estate or otherwise, except the sole right to demand and, subject to the provisions of this Declaration, the By-Laws and any requirements of law, to receive a new certificate for shares registered in the name of such legal representative, in exchange for the certificate held by such shareholder.

         SEVENTH: (a) The business and affairs of the Trust shall be managed under the direction of the Board of Trustees. The number of trustees of the Trust shall be seven, which number may be increased or decreased by vote of at least a majority of the entire Board of Trustees pursuant to the By-Laws of the Trust, but shall never be less than the minimum number permitted by the General Corporation Laws of the State of Maryland now or hereafter in force.

         (b) Subject to the rights of the holders of any class of Preferred Stock, if any, then outstanding, vacancies on the Board of Trustees resulting from any increase in the authorized number of trustees, or death, resignation, retirement or other cause shall be filled by a vote of the shareholders or a majority of the trustees then in office. A vacancy on the Board of Trustees resulting from removal of a trustee by the shareholders in accordance with subparagraph (d) of Article SEVENTH shall be filled by a vote of the shareholders. A trustee so chosen by the shareholders shall hold office for the balance of the term then remaining. A trustee so chosen by the remaining trustees shall hold office until the next annual meeting of shareholders, at which time the shareholders shall elect a trustee to hold office for the balance of the term then remaining. No decrease in the number of trustees constituting the Board of Trustees shall affect the tenure of office of any trustee.

         (c) Whenever the holders of any one or more series of Preferred Stock of the Trust shall have the right, voting separately as a class, to elect one or more trustees of the Trust, the Board of Trustees shall consist of said trustees so elected in addition to the number of trustees fixed as provided above in this Article. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock of the Trust shall have the right, voting separately as a class, to elect one or more trustees of the Trust, the terms of the trustee or trustees elected by such holders shall expire at the next succeeding annual meeting of shareholders.

         (d) Subject to the rights of the holders of any class separately entitled to elect one or more trustees, any trustee, or the entire Board of Trustees, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least 80% of the combined voting power of all classes of shares of beneficial interest entitled to vote in the election for trustees.

         (e) The names of the Trustees who will serve until the first annual meeting of the Trust and until their successors are elected and qualify are as follows:

                           E. Robert Roskind
                           Richard J. Rouse
                           T. Wilson Eglin
                           Kevin W. Lynch
                           Carl D. Glickman
                           John D. McGurk
                           Seth M. Zachary

         EIGHTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Trust and of the trustees and the shareholders:

               (1) The Board of Trustees is hereby empowered to authorize the issuance from time to time of shares of its shares of any class, whether now or hereafter authorized, or securities convertible into shares of its shares of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Trustees and without any action by the shareholders.

               (2) No holder of any shares or any other securities of the Trust, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any shares or any other securities of the Trust other than such, if any, as the Board of Trustees, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Trustees, in its sole discretion, may fix; and any shares or other securities which the Board of Trustees may determine to offer for subscription may, as the Board of Trustees in its sole discretion shall determine, be offered to the holders of any class, series or type of shares or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of shares or other securities at the time outstanding.

               (3) The Board of Trustees of the Trust shall, consistent with applicable law, have the power, in its sole discretion, to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods, what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Trust; to set apart out of any funds of the Trust such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in shares, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may from time to time determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Trust, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Trust unless authorized so to do by resolution of the Board of Trustees.

               (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of beneficial interest or of the total number of shares of any class of beneficial interest, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in this Declaration.

               (5) The Trust shall provide any indemnification permitted by the laws of Maryland and shall indemnify trustees, officers, agents and employees as follows: (A) the Trust shall indemnify its trustees and officers, whether serving the Trust or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) the Trust shall indemnify other employees and agents, whether serving the Trust or at its request any other entity, to such extent as shall be authorized by the Board of Trustees or the Trust's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Declaration shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no trustee or officer of the Trust shall be personally liable to the Trust or its shareholders for money damages. No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the benefits provided to trustees and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

               (7) Any written instrument creating an obligation of the Trust shall, to the extent practicable, include a reference to this Declaration and provide that neither the shareholders nor the Trustees nor any officers, employees or agents of the Trust shall be liable thereunder and that all persons shall look solely to the Trust estate for the payment of any claim thereunder or for the performance thereof; however, the omission of such provision from any such instrument shall not render the shareholders, any Trustee, or any officer, employee or agent of the Trust liable nor shall the shareholders, any Trustee or any officer, employee or agent of the Trust be liable to any one for such omission.

               (8) Any Trustee or officer, employee or agent of the Trust may acquire, own, hold, and dispose of shares in the Trust, for such individual's account, and may exercise all rights of a shareholder to the same extent and in the same manner as if such individual were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in such individual's personal capacity or in the capacity of trustee, officer, director, shareholder, partner, member, advisor or employee of any person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the acquisition, syndication, holding, management, development, operation or disposition, for such individual's own account, or for the account of such person or others, of interests in mortgages, interests in real property, or interests in persons engaged in the real estate business. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to such person in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Subject to the provisions of section (a)(10) below, any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, shareholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in, any person who may be engaged to render advice or services to the Trust, and may receive compensation from such person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with such person's duties and powers as Trustee or officer, employee or agent of the Trust.

               (9) Except as otherwise provided by this Declaration, and in the absence of fraud, a contract, act or other transaction between the Trust and any other person in which the Trust is interested, shall be valid, and no Trustee or officer, employee or agent of the Trust shall have any liability as a result of entering into any such contract, act or transaction, even though (a) one or more of the Trustees or officers, employees or agents of the Trust are directly or indirectly interested in or connected with, or are trustees, partners, directors, employees, officers or agents of, such other person, or (b) one or more of the Trustees or officers, employees or agents of the Trust, individually or jointly with others, is a party or are parties to, or are directly or indirectly interested in or connected with, such contract, act or transaction; provided that in each such case (i) such interest or connection is disclosed or known to the Trustees and thereafter the Trustees authorize or ratify such contract, act or other transaction by affirmative vote of a majority of the Trustees who are not so interested or (ii) such interest or connection is disclosed or known to the shareholders, and thereafter such contract, act or transaction is approved by shareholders holding a majority of the shares then outstanding and entitled to vote thereon.

               Notwithstanding any other provision of this Declaration, the Trust may engage in a transaction with (a) any Trustee, officer, employee or agent of the Trust (acting in such person's individual capacity), (b) any director, trustee, partner, officer, employee or agent (acting in such person's individual capacity) of any investment advisor of the Trust, (c) any investment advisor of the Trust or (d) an Affiliate of any of the foregoing, provided that such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Trustees not having any interest in such transaction after a determination by them that such transaction is fair to the Trust and the shareholders.

               (10) Any act of the Trustees or of the officers, employees or agents of the Trust purporting to be done in their capacity as such, shall, as to any persons dealing with such Trustees, officers, employees or agents, be conclusively deemed to be within the purposes of this Trust and within the powers of such Trustees or officers, employees or agents. No person dealing with the Trustees or any of them or with the officers, employees or agents of the Trust shall be bound to see to the application of any funds or property passing into their hands or control.

               (11) The Trustees and the officers, employees and agents of the Trust may consult with counsel (which may be a firm in which one or more of the Trustees or the officers, employees or agents of the Trust is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all the Trustees and the officers, employees, and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees or officers, employees or agents of the Trust, when acting in good faith, may rely upon financial statements of the Trust represented to them to fairly present the financial position or results of operations of the Trust by the chief financial officer of the Trust or the officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position or results of operations of the Trust. The Trustees and the officers, employees and agents of the Trust may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

               (12) For any shareholder proposal to be presented in connection with an annual meeting of shareholders of the Trust, including any proposal relating to the nomination of a trustee to be elected to the Board of Trustees of the Trust, the shareholders must have given timely notice thereof in writing to the Secretary of the Trust in the manner, and containing the information, required by the By-Laws. Shareholder proposals to be presented in connection with a special meeting of shareholders will be presented by the Trust only to the extent required by Section 2-502 of the Corporations and Associations Article of the Annotated Code of Maryland.

         (b) The Trust reserves the right to amend, alter, change or repeal any provision contained in this Declaration, including any amendments changing the terms or contract rights, as expressly set forth herein, of any of its outstanding shares by classification, reclassification or otherwise, by a majority of the trustees adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the shareholders certified to vote on the proposed change, or directing the proposed change to be considered at the next annual shareholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided, however, that any amendment to, repeal of or adoption of any provision inconsistent with Article SEVENTH or subparagraph (a)(7), this subparagraph (b) or subparagraph (c) of Article EIGHTH will be effective only if it is adopted upon the affirmative vote of not less than 80% of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class).

         (c) In furtherance and not in limitation of the powers conferred by statute, the Board of Trustees is expressly authorized to make, alter or repeal the By-Laws of the Trust; provided that any such alteration or repeal by the Board of Trustees shall require the vote of a majority of the Board of Trustees at a meeting held in accordance with the provisions of the By-Laws.

         (d) The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Board of Trustees may determine from time to time. The Trustees and Trust officers shall be entitled to receive remuneration for services rendered to the Trust in any other capacity. Subject to sections (a)(8) and (a)(9) of Article EIGHTH, such services may include, without limitation, services as an officer of the Trust, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

         (e) The right, title and interest of the Trustees and to the trust estate shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees whether or not conveyancing documents having been executed and delivered pursuant to this Declaration or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable.

         (f) The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power or control on the part of the shareholders, full, absolute and exclusive power, control and authority over the Trust estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and may do all such acts and things as in their sole judgment and discretion are necessary for or incidental to or desirable for carrying out or conducting the business of the Trust. Any construction of this Declaration or any determination made in good faith by the Trustees as to the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees.

         (g) The enumeration and definition of particular powers of the Board of Trustees included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of this Declaration, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Trustees under the General Corporation Laws of the State of Maryland now or hereafter in force.

         NINTH: (a)(1) For the purposes of this Article NINTH, the following terms shall have the following meanings:

         "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 544 of the Code as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

         "Beneficiary" shall mean a beneficiary of the Charitable Trust as determined pursuant to subparagraph (b)(5) of this Article NINTH.

         "Board of Trustees" shall mean the Board of Trustees of the Trust.

         "By-Laws" shall mean the By-Laws of the Trust.

         "Capital Stock" shall mean shares of beneficial interest in the Trust which are classified as Common Stock, Excess Stock or Preferred Stock, if any.

         "Charitable Trust" shall mean the trust created pursuant to subparagraph (b)(1) of this Article NINTH.

         "Charitable Trustee" shall mean the Trust, acting as trustee for the Charitable Trust, or any successor trustee appointed by the Trust.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Constructive Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

         "Equity Stock" shall mean shares of beneficial interest in the Trust which are classified as Common Stock or Preferred Stock.

         "Market Price" on any date shall mean, with respect to the Common Stock, the average of the daily market price for ten consecutive trading days immediately preceding the date. The market price for each such trading day shall be determined as follows: (A) if the Common Stock is listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Trust; (B) if the Common Stock is not listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Trust; or (C) if the Common Stock is not listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Trust, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the Market Price of the Common Stock shall be determined by the Trust acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "Ownership Limit" shall mean 9.8% of the value of the outstanding Equity Stock of the Trust.

         "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Equity Stock if such transfer had been valid under subparagraph (a)(2) of this Article NINTH.

         "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.

         "Restriction Termination Date" shall mean the first day after the date hereof on which the Board of Trustees of the Trust determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT.

         "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

               (2)(A) Except as provided in subparagraph (a)(9) of this Article NINTH, from the date hereof and prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Equity Stock in excess of the Ownership Limit; (B) except as provided in subparagraph (a)(9) of this Article NINTH, from the date hereof and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess shares of Equity Stock; (C) except as provided in subparagraph (a)(9) of this Article NINTH, from the date hereof and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock's being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise Beneficially or Constructively Owned by the transferee; and the intended transferee shall acquire no rights in such excess shares of Equity Stock; and (D) from the date hereof and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Trust's being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Equity Stock.

               (3)(A) If, notwithstanding the other provisions contained in this Article NINTH, at any time after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Trust such that any Person would either Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in subparagraph
         (a)(9), such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock (such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure); and (B) if, notwithstanding the other provisions contained in this Article NINTH, at any time after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Trust which, if effective, would cause the Trust to become "closely held" within the meaning of
         Section 856(h) of the Code, then the shares of Equity Stock being Transferred or which are otherwise affected by the change in capital structure and which, in either ease, would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock. Such conversion shall be effective as of the close of business on the business day prior to the date of the transfer or change in capital structure.

               (4) If the Board of Trustees or its designees at any time determine in good faith that a transfer has taken place in violation of subparagraph (a)(2) of this Article NINTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of subparagraph (a)(2) of this Article NINTH, the Board of Trustees or its designees shall take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such transfer on the books of the Trust or instituting proceedings to enjoin such Transfer, provided, however, that any Transfers or attempted Transfers in violation of subparagraph (a)(2) of this Article NINTH shall be void ab initio and automatically result in the conversion described in subparagraph (a)(3), irrespective of any action (or non-action) by the Board of Trustees or its designees.

               (5) Any Person who acquires or attempts to acquire shares of Equity Stock in violation of subparagraph (a)(2) of this Article NINTH, or any Person who is a transferee such that Excess Stock results under subparagraph (a)(3) of this Article NINTH, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such transfer or attempted transfer on the Trust's status as a REIT.

               (6) From the date hereof and prior to the Restriction Termination
         Date: (A) every Beneficial Owner or Constructive Owner of 5.0% or more (during any periods in which the number of such Beneficial Owners or Constructive Owners exceeds l,999) or of more than 1% (during any periods in which the number of such Beneficial Owners or Constructive Owners is less than 2,000), or such lower percentages as required pursuant to regulations under the Code, of the outstanding Equity Stock of the Trust shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit; and (B) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

               (7) Nothing contained in this Article NINTH shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

               (8) In the case of an ambiguity in the application of any of the provisions of paragraph (a) of this Article NINTH, including any definition contained in subparagraph (a)(1), the Board of Trustees shall have the power to determine the application of the provisions of this paragraph (a) with respect to any situation based on the facts known to it.

               (9) The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Trustees and upon such other conditions as the Board of Trustees may direct, in each case provided that the restrictions contained in subparagraph (a)(2)(C) and/or subparagraph
         (a)(2)(D) of this Article NINTH will not be violated, may exempt a Person from the Ownership Limit.

               (10) Legend. Each certificate for Equity Stock shall bear the following legend:

               The shares represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain exceptions, no Person may (1) Beneficially Own or Constructively Own shares of Equity Stock in excess of 9.8% of the value of the outstanding Equity Stock of the Trust; or (2) Beneficially Own Equity Stock that would result in the Trust's being "closely held" under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Trust. All capitalized terms in this legend have the meanings defined in this Declaration, as the same may be further amended from time to time, a copy of which including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, the shares of Equity Stock represented hereby will be automatically converted for shares of Excess Stock which will be held in trust by the Trust.

         (b) (1) Upon any purported Transfer that results in Excess Stock pursuant to subparagraph (a)(3) of this Article NINTH, such Excess Stock shall be deemed to have been transferred to the Trust, as Charitable Trustee of a Charitable Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to subparagraph (b)(5) of this Article NINTH. Shares of Excess Stock so held in trust shall be issued and outstanding shares of the Trust. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in subparagraph (b)(5) of this Article NINTH. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in subparagraph (b)(5) of this Article NINTH.

               (2) Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Trust that the shares of Equity Stock have been converted for Excess Stock shall be repaid to the Trust upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Equity Stock.

               (3) Subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Trustees of the Trust pursuant to Article SIXTH of this Declaration, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Stock, that portion of the assets of the Trust available for distribution to its shareholders as the number of shares of the Excess Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding. The Trust, as holder of the Excess Stock in trust or, if the Trust has been dissolved, any trustee appointed by the Trust prior to its dissolution, shall distribute ratably to the Beneficiaries of the Charitable Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust.

               (4) The holders of shares of Excess Stock shall not be entitled to vote on any matters (except as required by the General Corporation Laws of the State of Maryland).

               (5)(A) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of its interest in the Charitable Trust (representing the number of shares of Excess Stock held by the Charitable Trust attributable to a purported transfer that resulted in the Excess Stock), if (i) the shares of Excess Stock held in the Charitable Trust would not be Excess Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (such as through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Charitable Trust, the corresponding shares of Excess Stock in the Charitable Trust shall be automatically converted for an equal number of shares of Equity Stock, and such shares of Equity Stock shall be transferred of record to the Beneficiary of the interest in the Charitable Trust designated by the Purported Record Transferee as described above if such Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Charitable Trust, the Purported Record Transferee must give advance notice to the Trust of the intended transfer, and the Trust must have waived in writing its purchase rights under subparagraph (b)(6) of this Article NINTH; (B) notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Charitable Trust that exceeds the amounts allowable under subparagraph (b)(5) (A) of this Article NINTH, such Purported Beneficial Transferee shall pay, or cause the Beneficiary of the interest in the Charitable Trust to pay, such excess to the Trust.

               (6) Shares of Excess Stock shall be deemed to have been offered for sale to the Trust, or its designee at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. Subject to the satisfaction of any applicable requirements of the General Trust Laws of the State of Maryland, the Trust shall have the right to accept such offer for a period of 90 days after the later of (i) the date of the transfer that resulted in such Excess Stock and (ii) the date the Board of Trustees determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Trust does not receive a notice of such Transfer pursuant to subparagraph (a)(5) of this Article NINTH.

         (c) Nothing contained in this Article NINTH or in any other provision of this Declaration shall limit the authority of the Board of Trustees to take such other action as it, in its sole discretion, deems necessary or advisable to protect the Trust and the interests of the shareholders by maintaining the Trust's eligibility to be, and preserving the Trust's status as, a qualified REIT under the Code.

         (d) If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, the Purported Beneficial Transferee may be deemed, at the option of the Board of Trustees, to have acted as an agent of the Trust in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Trust.

         (e) Nothing in this Article NINTH precludes the settlement of transactions entered into through the facilities of the New York Stock Exchange.

         TENTH: (a) The duration of the Trust shall be perpetual. The Trust shall be subject to termination at any time by the vote of the holders of a two-thirds of the outstanding shares of Common Stock.

         (b) Upon the termination of the Trust:

               1. the Trust shall carry on no business except for the purpose of winding up its affairs;

               2. the Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining trust estate to one or more persons at public or private sale (for consideration which may consist in whole or in part of cash, securities or other property of any kind), discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

               3. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining trust estate (in case or in kind or partly each) among the shareholders according to their respective rights.

         ELEVENTH: (a) There shall be an annual meeting of the shareholders, at such time and place as shall be determined by or in the manner prescribed in the By-Laws, at which the trustees shall be elected and any other proper business may be conducted. The annual meeting of shareholders shall be held no fewer than 15 days after delivery to the shareholders of the Annual Report (as defined below) and within six (6) months after the end of each fiscal year, commencing with the fiscal year ending December 31, 1997. Special meetings of the shareholders may only be called by a majority of the trustees. If there shall be no trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor trustees.

               No business shall be transacted by the shareholders at a special meeting other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the trustees (or any duly authorized committee thereof) or (ii) otherwise properly brought before the shareholders by or at the direction of the trustees.

         (b) Not later than ninety (90) days after the close of each fiscal year of the Trust following the end of fiscal year 1997, the trustees shall mail or deliver a report of the business and operations of the Trust during such fiscal year to the shareholders, which report shall constitute the accounting of the trustees for such fiscal year. Subject to Section 8-401 of the Annotated Code of Maryland, the report (the "Annual Report") shall be in such form and have such content as the trustees deem proper. The Annual Report shall include a balance sheet, an income statement and a surplus statement, each prepared in accordance with generally accepted accounting principals. Such financial statements shall be certified by an independent public accountant based on a full examination of the books and records of the Trust conducted in accordance with generally accepted auditing procedure. Manually signed copies of the Annual Report and of the auditor's certificate will be filed with the Maryland Department of Assessments and Taxation. A manually signed copy of the accountant's report shall be filed with the trustees.

         (c) Any notice of meeting or other notice, communication or report to any shareholder shall be deemed duly delivered to such shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such shareholder at his address as it appears on the records of the Trust or is delivered in person to such shareholder.

         (d) After termination of the Trust and distribution of the trust estate to the shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distribution, a copy of which instrument shall be filed with the Maryland Department of Assessments and Taxation, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all shareholders shall thereupon cease.

         (e) This Declaration may be amended (except that the provisions governing the personal liability of the shareholders, Trustees and of the officers, employees and agents of the Trust and the prohibition of assessments upon shareholders may not be amended in any respect that could increase the personal liability of such shareholders, Trustees or officers, employees and agents of the Trust) at a meeting of shareholders by holders of shares representing a majority of the total number of votes authorized to be cast in respect of shares then outstanding and entitled to vote thereon; provided that any amendment of Article TENTH shall require the approval of holders of shares representing two-thirds (2/3) of the total number of votes authorized to be cast in respect of shares then outstanding and entitled to vote thereon.. A two-thirds (2/3) majority of the Trustees may, after fifteen (15) days written notice to the shareholders, also amend this Declaration without the vote or consent of shareholders if in good faith they deem it necessary to conform this Declaration to the requirements of the REIT Provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

         (f) This Declaration is executed and acknowledged by the Trustees with reference to the statutes and laws of the State of Maryland, and the rights of all parties and the construction and effect of every provision hereof shall be subject and construed according to the statutes and laws of such State. To the extent not otherwise provided in this Declaration, the provisions of Titles 1, 2, 3 and 8 of the Corporations and Associations Articles of the Annotated Code of Maryland shall be deemed to apply to the Trust.

         TWELFTH: In the event any term, provision, sentence or paragraph of this Declaration of Trust is declared by a court of competent jurisdiction to be invalid or unenforceable, such term, provision, sentence or paragraph shall be deemed severed from the remainder of the Declaration, and the balance of the Declaration shall remain in effect and be enforced to the fullest extent permitted by law and shall be construed to preserve the intent and purposes of the Declaration. Any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, provision, sentence or paragraph of this Declaration in any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned have caused this Declaration of Trust to be executed as of this _______ day of May, 1997.


                                 --------------------------------
                                 Name: E. ROBERT ROSKIND
                                 Address:


                                 --------------------------------
                                 Name: RICHARD J. ROUSE
                                 Address:


                                 --------------------------------
                                 Name: T. WILSON EGLIN
                                 Address:


                                 --------------------------------
                                 Name: KEVIN W.LYNCH
                                 Address:


                                 --------------------------------
                                 Name: CARL D. GLICKMAN
                                 Address:


                                 --------------------------------
                                 Name: JOHN D. MCGURK
                                 Address:


                                 --------------------------------
                                 Name: SETH M. ZACHARY
                                 Address:

                                     ANNEX A

                         TO THE DECLARATION OF TRUST OF

                      LEXINGTON CORPORATE PROPERTIES TRUST



                 CLASSIFYING 2,000,000 SHARES OF PREFERRED STOCK
                    AS CLASS A SENIOR CUMULATIVE CONVERTIBLE
                 PREFERRED STOCK AND 2,000,000 SHARES OF EXCESS
                     STOCK AS EXCESS CLASS A PREFERRED STOCK

                                       OF

                      LEXINGTON CORPORATE PROPERTIES TRUST



            Pursuant to authority granted to and vested in the Board of Trustees of the Trust (the "Board") by the Declaration of Trust (the "Declaration"), the Board hereby classifies 2,000,000 shares of Preferred Stock of the Trust into a single series of Preferred Stock to be designated as "Class A Senior Cumulative Convertible Preferred Stock, par value $.0001 per share," and classifies 2,000,000 shares of Excess Stock of the Trust into a single series of Excess Preferred Stock to be designated as "Excess Class A Preferred Stock, par value $.0001 per share".

      The preferences, conversion or other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption of each such series, are as follows:

            Section 1. Preferred Shares -- Designation and Amount. The shares of such class of Preferred Stock shall be designated as "Class A Senior Cumulative Convertible Preferred Stock" and the number of shares constituting the series so designated shall be 2,000,000 (the "Preferred Shares").

            Section 2. Preferred Shares -- Dividends.

            (a) General. Subject to Section 9, the Trust shall pay in cash, when, as and if declared by the Board, out of funds legally available therefor as provided by Section 2-304 of the M.G.C.L and limited by Section 2-311 of the M.G.C.L. (the "Legally Available Funds"), dividends at the quarterly rate equal to the Applicable Dividend Rate

(as defined below) per Preferred Share, per quarter. Such dividends shall be cumulative, shall be paid for each of the quarters ending March 30, June 30, September 30 and December 31 of each year, and shall be paid quarterly on each February 15, May 15, August 15 and November 15, with respect to the prior quarter, commencing May 15, 1997 (except that if such date is not a Business Day (as defined below), then such dividend will be payable on the next succeeding Business Day) to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared no more than thirty
(30) days prior to the date fixed for payment thereof. Dividends shall begin to accrue and be cumulative from the date of issuance of such Preferred Share to and including the first to occur of (i) the date on which the Liquidation Value (as defined herein) of such Preferred Share (plus all accrued and unpaid dividends thereon whether or not declared) is paid to the holder thereof in connection with the liquidation of the Trust or the redemption of such Preferred Share by the Trust, (ii) the last day of the quarter preceding the quarter in which such Preferred Shares are converted into shares of Common Stock hereunder if such date is after the record date for the Regular Quarterly Dividend (as defined herein) on the Common Stock for the quarter in which such conversion takes place, (iii) the last day of the quarter second preceding the quarter in which such Preferred Shares are converted into shares of Common Stock hereunder if such date is prior to the record date for the Regular Quarterly Dividend on the Common Stock for the quarter in which such conversion takes place, or (iv) the date on which such share is otherwise acquired and paid for by the Trust.

            (b) Cumulative Dividends. Each of such dividends shall be fully cumulative, to the extent not previously paid. Any accrued dividend that is not paid, or made available for payment, on the date set forth in Section 2(a) above shall accrue dividends at the Applicable Dividend Rate until such amount has been paid. Any dividend payment with respect to the Preferred Shares shall first be credited against any prior accrued and unpaid dividend. No dividends shall be set apart for or paid upon the Common Stock or any other shares of stock ranking junior in respect of dividends and distributions of assets upon liquidation to the Preferred Shares unless all such cumulative dividends on the Preferred Shares have been paid.

            (c) Applicable Dividend Rate. With respect to any Preferred Share issued and outstanding, the "Applicable Dividend Rate" shall be the greater of
(i) $0.295 per Preferred Share, per quarter, and (ii) the product of 1.05 and the per share quarterly dividend paid in that quarter in respect of the Common Stock of the Trust (adjusted to reverse the effect of any event set forth in Section 7 that would require an adjustment to the Conversion Ratio (as defined herein)). The Applicable Dividend Rate shall be pro rated for the actual number of days in any partial quarter.

            (d) Pro Rata Distribution. All dividends paid with respect to Preferred Shares pursuant to this Section 2 shall be paid pro rata in respect of each Preferred Share entitled thereto. In the event that the Legally Available Funds available for the payment of dividends shall be insufficient for the payment of the entire amount of dividends payable with respect to Preferred Shares on any date on which the Board has declared the payment of a dividend or otherwise, the amount of any available surplus shall be allocated for the payment of dividends with respect to the Preferred Shares and any other shares of capital stock that are pari passu as to dividends pro rata based upon the amount of accrued and unpaid dividends of such shares of capital stock.

            (e) Business Day. For purposes of this Annex A, the term "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

            Section 3. Preferred Shares -- Certain Restrictions. Unless the dividends (including accrued and unpaid dividends in arrears whether or not declared) described above in Section 2, which pursuant to their terms should have been paid, have been paid in full or declared and set apart for payment, the Trust shall be prohibited from paying dividends on, making any other distributions on, or redeeming or purchasing or otherwise acquiring for consideration any capital stock of the Trust (without regard to its rank, either as to dividends or upon liquidation, dissolution or winding up). The Trust shall not permit any subsidiary or subpartnership of the Trust to purchase or otherwise acquire for consideration or make any payment with respect to any shares of capital stock of the Trust if the Trust is prohibited from purchasing or otherwise acquiring for consideration or making any payment with respect to such shares at such time and in such manner pursuant to the prior sentence, provided, however, that the Trust shall not be prohibited from making a capital contribution of capital stock of the Trust to any of its subsidiaries or subpartnerships or from issuing shares of Common Stock upon conversion of any operating partnership units or similar securities issued by any subsidiary or subpartnership.

            Section 4. Preferred Shares -- Voting Rights.

            (a) General. Except as limited by law or as specifically provided herein, the holders of the Preferred Shares shall be entitled to vote or consent on all matters submitted to the holders of Common Stock, together with the holders of the Common Stock and the holders of any other classes or series of stock which are entitled to vote on such matter, as a single class and not as a separate class.

            (b) Calculation of Votes. For the purposes of calculating the votes cast for a particular matter when voting or consenting pursuant to Section 4(a), each Preferred Share will entitle the holder thereof to one vote for each share of Common Stock into which such Preferred Share is convertible as provided in
Section 7 herein as of the record date for such vote or consent or, if no record date is specified, as of the date of such vote or consent.

            (c) Section 4(c) Trustees. In addition to the other voting rights described herein, so long as Five Arrows Realty Securities L.L.C., an affiliate thereof, a successor in which the current members of Five Arrows Realty Securities L.L.C. own greater than a majority interest of such successor, or a member of Five Arrows Realty Securities L.L.C., is the holder of either (A) all of the outstanding Preferred Shares or (B) an amount of the voting securities of the Trust which, if converted into shares of Common Stock, would exceed 7.5% of the outstanding Common Stock on a fully diluted basis (determined on the basis of then convertible, exercisable or exchangeable securities, warrants or options issued by the Trust (such amount as set forth in clauses (A) and (B) above, the "Minimum Threshold")), then in each such case, (i) the number of trustees constituting the Board shall be automatically increased by one (1) member and
(ii) upon the occurrence of any of (x) the payment of the Regular Quarterly Dividend on the Common Stock for any quarter of less than $.28 per share (adjusted to reverse the effect of any event set forth in Section 7 that would require an adjustment to the Conversion Ratio (the "Dividend Reduction Default")), (y) the Trust's ratio of its Consolidated EBITDA to its reported interest expense (as described in clause (2) under the definition of Consolidated EBITDA below) for each of three consecutive fiscal quarters was less than 1.25 to 1.00 (the "Earnings Default"), or (z) the Trust fails to pay in full the quarterly dividend payable hereunder (whether or not declared) at any time in respect of the Preferred Shares (the "Dividend Payment Default"), then, in the case of any of the events described in clauses (x), (y), or (z), the Board shall be automatically increased by an additional one (1) member for an aggregate increase of two (2) trustees pursuant to clauses (i) and (ii) of this Section 4(c). The position on the Board established pursuant to clause (i) of this Section 4(c) shall remain available until the Minimum Threshold is no longer satisfied and shall not be available at any time thereafter. The position on the Board established pursuant to clause (ii) of this Section 4(c) shall remain available until the earlier of (i) the date on which the Minimum Threshold fails to be satisfied and (ii) the Dividend Reduction/Earnings Cure (as defined herein). Any trustee elected pursuant to this section shall be deemed to have resigned upon the position created hereby not being available and shall promptly tender a written resignation if so requested.

            The term "Regular Quarterly Dividend" means any cash dividend or dividends paid in any calendar quarter that do not in the aggregate exceed the Trust's reported Funds From Operations (as defined by the National Association of Real Estate Investment Trusts prior to 1996) for the quarter relating to such dividend.

            The term "Consolidated EBITDA" means the consolidated net income of the Trust (before extraordinary income or gains) as reported in its Quarterly Report on Form 10-Q under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise furnished to holders of Preferred Shares pursuant to Section 4(m) increased (to the extent deducted in determining consolidated net income) by the sum of the following (without duplication):

                  (1) all income and state franchise taxes paid or accrued
            according to Generally Accepted Accounting Principals ("GAAP") for such period (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses except to the extent that such gains were not included in Consolidated EBITDA),

                  (2) all interest expense paid or accrued in accordance with
            GAAP for such period (including financing fees and amortization of deferred financing fees and amortization of original issue discount),

                  (3) depreciation and depletion reflected in such reported net income,

                  (4) amortization reflected in such reported net income
            including, without limitation, amortization of capitalized debt issuance costs (only to the extent that such amounts have not been previously included in the amount of Consolidated EBITDA pursuant to clause (2) above), and

                  (5) any other non-cash charges or discretionary prepayment penalties, to the extent deducted from consolidated net income (including, but not limited to, income allocated to minority interests).

            (d) Section 4(d) Trustees. If, at any time, (i) the rights granted pursuant to Section 4(c) shall no longer be available, (ii) any persons designated to serve on the Board pursuant to Section 4(c) shall have resigned as required by the terms of Section 4(c) and (iii) a Dividend Payment Default shall have occurred for three consecutive quarters, the number of trustees constituting the Board shall be automatically increased by two (2) members. The position on the Board created pursuant to this Section 4(d) shall continue to be available until the earlier of (i) the date on which there are no Preferred Shares of the Trust outstanding and (ii) the date on which the Dividend Payment Cure (as defined herein) is effected. Any trustee elected pursuant to this section shall be deemed to have resigned upon the position created hereby not being available and shall promptly tender a written resignation if so requested.

            (e) Election of Preferred Trustees. The holders of the Preferred Shares shall have the special right, voting separately as a single class, to elect as soon as practical, a trustee to fill each vacancy created pursuant to
Section 4(c) or 4(d) and to elect their respective successors at each succeeding annual meeting of the Trust thereafter at which such successor is to be elected. The trustee so elected from time to time in respect of clause (i) of Section 4(c) shall be referred to herein as the "Section 4(c)(i) Trustee." The trustee so elected from time to time in respect of clause (ii) of Section 4(c) shall be referred to herein as the "Section 4(c)(ii) Trustee." The trustees so elected from time to time in respect of Section 4(d) shall be referred to herein as the

"Section 4(d) Trustees." As used herein, the term "Preferred Trustee" shall refer to each of the Section 4(c)(i) Trustee, the Section 4(c)(ii) Trustee or a
Section 4(d) Trustee, as appropriate, and the term "Preferred Trustees" shall refer to all such trustees.

            (f) Classification of Board. Each vacancy created upon the Board from time to time pursuant to clause (i) or (ii) of Section 4(c) or Section 4(d), as the case may be, shall if the Trust shall have a classified board of trustees, be apportioned among the classes of trustees in nearly as equal a number as possible.

            (g) Cure. Upon the occurrence of a Dividend Reduction Default or an Earnings Default, the same shall be deemed to continue to exist until such time as (the "Dividend Reduction/Earnings Cure") (i) the Regular Quarterly Dividend paid in the immediately preceding quarter on the Common Stock shall be greater than $.28 per share (adjusted to reverse the effect of any event set forth in Section 7 that would require an adjustment to the Conversion Ratio), (ii) the Trust reports for the prior three consecutive fiscal quarters that the ratio of its Consolidated EBITDA to its reported interest expense (as described in clause
(2) under the definition of Consolidated EBITDA above) for each such quarter was greater than 1.25 to 1.00, and (iii) all accrued and unpaid dividends, whether or not declared, on the Preferred Shares have been paid or made available for payment. Upon the occurrence of the Dividend Payment Default, the same shall be deemed to continue and exist until (the "Dividend Payment Cure") such time as the earlier to occur of (i) none of the Preferred Shares shall remain outstanding and (ii) all accrued and unpaid dividends, whether or not declared, on the Preferred Shares have been paid or made available for payment.

            (h) Board Committees. The 4(c)(i) Trustee shall be designated as a member of every committee of the Board.

            (i) Voting Procedures. At each meeting of the stockholders of the Trust at which the holders of the Preferred Shares shall have the right to vote as a single class, as provided in this Section 4, the presence in person or by proxy of the holders of record of a majority of the total number of Preferred Shares then outstanding shall be necessary and sufficient to constitute a quorum of such class for such election by such stockholders as a class. At any such meeting or adjournment thereof, (x) the absence of a quorum of holders of Preferred Shares shall not prevent the election of trustees other than the Preferred Trustees, and the absence of a quorum of the holders of any other class or series of stock for the election of such other trustees shall not prevent the election of any Preferred Trustees by the holders of the Preferred Shares, and (y) in the absence of a quorum of the holders of the Preferred Shares, a majority of the holders present or by proxy shall, subject to applicable law, have the power to adjourn the meeting after all other business has been conducted from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

            (j) Vacancy. In case any vacancy shall occur among the Preferred Trustees such vacancy shall be filled by the vote of holders of a majority of the Preferred Shares, voting as a single class, present and voting, in person or by proxy, at a special meeting of such stockholders called for that purpose.

            (k) Written Consent. Notwithstanding the foregoing, any action required or permitted to be taken by holders of Preferred Shares at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent, in writing, setting forth the action so taken, shall be signed by the holders of Preferred Shares who would have been sufficient to approve such action at a meeting duly held and shall be executed and delivered to the Secretary of the Trust for placement among the minutes of proceedings of the stockholders of the Trust.

            (l) Restrictions. So long as any Preferred Shares of the Trust are outstanding, without the consent of the holders of at least a majority of the Preferred Shares at the time outstanding, given in person or by proxy, at a meeting called for that purpose at which the holders of the Preferred Shares shall vote separately as a class, or by the unanimous consent in writing of all of the holders of the Preferred Shares, the Trust may not (i) effect or validate the amendment, alteration or repeal of any provision of these Articles Supplementary, (ii) effect or validate the amendment, alteration or repeal of any provision of the Declaration which would adversely effect the rights of the holders of the Preferred Shares as such, (iii) other than as required to maintain the status of the Trust as a real estate investment trust (or to prevent the Company from becoming a Pension-held REIT) as described in Section 856 of the Internal Revenue Code of 1986, as amended, effect or validate the amendment, alteration or repeal of any provision of the Declaration which would increase in any respect the restrictions or limitations on ownership applicable to the Preferred Shares pursuant thereto, (iv) effect or validate the amendment, alteration or repeal of any provision of the Declaration or By-Laws of the Trust in a manner which would make the right to indemnification provided to any present or future Preferred Trustee materially different from that provided to other members of the Board, (v) other than the 2,000,000 Preferred Shares authorized herein, issue Preferred Shares (or a series of preferred stock that would vote as a class with the Preferred Shares with respect to the election of any Preferred Trustee) or shares of stock ranking senior or equal to the Preferred Shares (as to dividends or upon liquidation, dissolution or winding up), or (vi) effect or validate the amendment, alteration or repeal of any provision of the Declaration or By-Laws of the Trust so as to increase the number of members of the Board beyond twelve (12) members (not including any Preferred Trustees). Nothing in this Section 4(l) shall prevent the Trust from
(i) issuing any shares of stock of the Trust which rank junior (as to dividends and upon liquidation, dissolution or winding up) to the Preferred Shares upon such terms as the Board shall authorize from time to time, (ii) changing the domicile of the Trust, or (iii) changing the Trust's form from a corporation to a statutory business trust.

            (m) Reports. The Trust shall mail to each holder of record of Preferred Shares, at such holder's address in the records of the Trust, within 45 days after the end of the first three fiscal quarters of each fiscal year and within 90 days after the end of each fiscal year, its financial reports for such fiscal period in such form and containing such independent accountants report as set forth under the rules of the Securities and Exchange Commission (the "Commission") (together with the report of the Trust's independent accountants with respect to such fiscal period) irrespective of whether the Trust is then required to file reports under such rules; provided, however, that (i) such independent accountants report need only be provided in connection with the fiscal year end report and (ii) in the event that the Trust has duly filed a Form 12b-25 under the Exchange Act with the Commission in respect of any financial report, the Trust may provide such financial report to the holders of the Preferred Shares within the time period specified by Rule 12b-25 under the Exchange Act.

            (n) Compensation. Except to the extent that the Board may otherwise determine hereafter, the Preferred Trustees shall not be entitled to receive any compensation, in cash or kind, in connection with their service as a trustee of the Trust; provided, that, the indemnification or insurance provided by the Trust to its trustees shall not be deemed "compensation" for these purposes.

            Section 5. Preferred Share --Redemption.

            (a) General. Subject to Section 8, the Trust may, at its option, to the extent it shall have Legally Available Funds therefor, redeem all (but not less than all) of the outstanding Preferred Shares, at any time on or after the date which is the fifth anniversary of the original date of issuance of Preferred Shares.

            (b) Notice. The option of the Trust to redeem the Preferred Shares pursuant to this Section 5 shall be exercised by mailing of a written notice of election by the Trust to the holders of the Preferred Shares at such holder's address appearing in the records of the Trust, which notice shall be sent at least 30 days prior to the date specified therein for the redemption of the Preferred Shares. Such notice shall state, at a minimum, the date on which such redemption shall occur and the last date on which such holder can exercise the conversion rights provided for in Section 7 herein (the "Final Conversion Date").

            (c) Conversion. During the period beginning on the date on which each holder of the Preferred Shares receives such a written notice of election pursuant to subsection (b) above and ending on the thirtieth day following the mailing of such notice, each holder of the Preferred Shares may exercise its rights pursuant to Section 7 herein.

            (d) Redemption Price. On the redemption date specified in the redemption notice (which shall not be less than 30 days after the mailing of such notice), the Trust shall be required, unless such holder of Preferred Shares has exercised its rights pursuant to subsection (c) above, to purchase from such holder of Preferred Shares (upon surrender by such holder at the Trust's principal office of the certificate representing such Share), such Preferred Shares, at a price equal to the product of (i) $12.50 per share plus accrued and unpaid dividends (whether or not declared and accrued through, but not including, the date of payment for redemption or the date payment is made available for payment to the holder thereof), plus a premium equal to the following percentage of $12.50:

Redemption Occurs
On or After                        But Prior to          % Premium
-----------                        ------------          ---------
December 31, 2001                  December 31, 2003     6.0
December 31, 2003                  December 31, 2005     5.0
December 31, 2005                  December 31, 2007     4.0
December 31, 2007                  December 31, 2009     3.0
December 31, 2009                  December 31, 2010     2.0
December 31, 2010                  December 31, 2011     1.0
December 31, 2011                                        0.0


and (ii) the number of Preferred Shares held by such holder to be redeemed (the "Redemption Price").

            (e) Dividends. No Preferred Share is entitled to any dividends accruing thereon after the date on which the payments provided by and in accordance with Section 5(d) are paid or made available for payment to the holder thereof. On such date all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall not be deemed to be outstanding.

            (f) In addition to the redemption provisions set forth in this
Section 5, if a Change of Control occurs, the Trust will have the right to redeem the Preferred Shares as provided in Section 8(a).

            Section 6. Preferred Shares -- Liquidation, Dissolution or Winding
Up.

            (a) Liquidation Payment. In the event of any liquidation, dissolution or winding up of the Trust, then out of the assets of the Trust before any distribution or payment to the holders of shares of capital stock of the Trust ranking junior to the Preferred Shares (as to dividends or upon liquidation, dissolution or winding up), the holders of the Preferred Shares shall be entitled to be paid $12.50 per share (the "Liquidation Value") plus accrued and unpaid dividends whether or not declared (or a pro rata portion thereof with respect to fractional shares); provided, however, that if such liquidation, dissolution or winding up of the Trust occurs in connection with or subsequent to a Change of Control (as defined in Section 8), then the holders of the Preferred Shares shall be entitled to be paid the Put Payment (as defined herein). Except as provided in this Section 6, the holders of the Preferred Shares shall be entitled to no other or further distribution in connection with such liquidation, dissolution or winding up. A merger or consolidation alone, in which the Trust is a constituent party, shall not be deemed to be a liquidation, dissolution or winding up hereunder; provided that (i) the Trust is the surviving entity of such merger or consolidation and (ii) the Preferred Shares shall not have been adversely affected thereby. Additionally, a transaction, the sole purpose of which is that the Trust is seeking to change its domicile or to change its form from a corporation to a statutory business trust shall not be deemed to be a liquidation, dissolution or winding up hereunder.

            (b) Pro Rata Distribution. If, upon any liquidation, dissolution or winding up of the Trust, the assets of the Trust available for distribution to the holders of Preferred Shares shall be insufficient to permit payment in full to such holders the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to the holders of the Preferred Shares shall be distributed among and paid to the holders of Preferred Shares, ratably in proportion to the respective amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

            Section 7. Preferred Shares -- Conversion.

            (a) Conversion Rights. Subject to and upon compliance with the provisions of this Section 7, a holder of Preferred Shares shall have the right, at such holders' option, at any time to convert all or a portion of such shares into the number of fully paid and non-assessable shares of Common Stock obtained by dividing the number of Preferred Shares being converted by the Conversion Ratio (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 7) and by surrendering to the Trust such Preferred Shares to be converted. Such surrender shall be made in the manner provided in Section 7, paragraph (b); provided, however, that the right to convert any Preferred Shares called for redemption pursuant to Section 5 shall terminate at the close of business on the Final Conversion Date, unless the Trust shall default in making payment of any cash payable upon such redemption under Section 5 hereof. The Conversion Ratio with respect to any Preferred Shares will initially be equal to 1, subject to adjustment as described below.

            (b) Manner of Conversion.

                  (i) In order to exercise the conversion right, the holder of each Preferred Share to be converted shall surrender to the Trust the certificate representing such share, duly endorsed or assigned to the Trust or in blank, accompanied by written notice to the Trust that the holder thereof elects to convert such Preferred Shares. Unless the shares of Common Stock issuable on conversion are to be issued in the same name as the name in which such Preferred Shares are registered, each Preferred Share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney.

                  (ii) Holders of Preferred Shares shall be entitled on the date of conversion of any Preferred Shares to receive all accumulated and unpaid dividends provided for pursuant to Section 2.

                  (iii) As promptly as practicable after the surrender of certificates of Preferred Shares as aforesaid, the Trust shall issue and shall deliver at such office to such holder, or on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Preferred Shares in accordance with the provisions of this Section 7, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section 7 and shall pay the amounts provided under Section 7(b)(ii).

                  (iv) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which certificates for Preferred Shares have been surrendered and such notice received by the Trust as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Ratio in effect at such time on such date unless the stock transfer books of the Trust shall be closed on that date, in which event such conversion shall have been deemed to have been effected and such person or persons shall be deemed to have become the holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Ratio in effect on the date on which such shares shall have been surrendered and such notice received by the Trust.

            (c) Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Preferred Shares. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of Preferred Shares, the Trust shall pay to the holder of such share an amount in cash based upon the Current Market Price (as defined herein) of Common Stock on the Trading Day (as defined herein) immediately preceding the date of conversion. If more than one Preferred Share shall be surrendered for conversion at one time by the share holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Preferred Shares so surrendered.

            (d) Adjustment of Conversion Ratio. The Conversion Ratio shall be adjusted from time to time as follows:

                  (i) If the Trust shall, while any Preferred Shares are outstanding, (A) pay a dividend or make a distribution with respect to its capital stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Ratio in effect at the opening of business on the day next following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

                  (ii) If the Trust shall, while any Preferred Shares are outstanding, issue rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Ratio in effect at the opening of business on the day next following such record date shall be adjusted to equal the ratio determined by multiplying (I) the Conversion Ratio in effect immediately prior to the opening of business on the day next following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination (without giving effect to such issuance) and
(B) the number of shares that the aggregate proceeds to the Trust from the exercise of such rights or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (A) the number of Shares of Common Stock outstanding on the close of business on the date fixed for such determination (without giving effect to such issuance) and
(B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Current Market Price, there shall be taken into account any consideration received by the Trust upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Trustees.

                  (iii) If the Trust shall distribute to all holders of its Common Stock any shares of capital stock of the Trust (other than Common Stock) or evidence of its indebtedness or assets (excluding Regular Quarterly Dividends and excluding distributions referred to in (i) above) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case each holder of Preferred Shares shall receive concurrently with the receipt by holders of the Common Stock the kind and amount of such Securities that it would have owned or been entitled to receive had such Preferred Shares been converted immediately prior to such distribution or related record date, as the case may be.

                  (iv) Distribution of Cash. In case the Trust shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding Regular Quarterly Dividends), each holder of Preferred Shares shall receive concurrently with the receipt by holders of the Common Stock the kind and amount of any such distribution that it would have owned or been entitled to receive had such Preferred Shares been converted immediately prior to such distribution or related record date, as the case may be.

                  (v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require a cumulative increase or decrease of at least .5%; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made. Notwithstanding any other provisions of this Section 7, the Trust shall not be required to make any adjustment of the Conversion Ratio for (x) the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Trust and the investment of additional optional amounts in shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Trust and the investment of additional optional amounts in shares of Common Stock under such plan, (y) the issuance of contingent rights issued pursuant to a stockholders' rights plan adopted by the Trust pursuant to which the acquisition by any third party of a specified percentage of Common Stock triggers the exercisability of such rights to purchase Common Stock, for so long as no event has occurred triggering such rights to exercise or the issuance of shares of Common Stock upon conversion of currently outstanding operating partnership units, and (z) the issuance of Common Stock or options to purchase

Common Stock pursuant to an employee benefit plan. All calculations under this
Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Trust shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Ratio, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Trust to its shareholders shall not be taxable, or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

            (e) Adjustment of Conversion Ratio Upon Certain Transactions. If the Trust shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all shares of Common Stock, sale of all or substantially all of the Trust's assets or recapitalization of the Common Stock and excluding any transaction as to which subparagraph (d) of this Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof) of another corporation, each Preferred Share that is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a person with which the Trust consolidated or into which the Trust merged or which merged into the Trust or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person or (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Trust held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). The Trust shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Trust has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Preferred Shares that will contain provisions enabling the holders of the Preferred Shares that remain outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Ratio in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

            (f) Notice of Certain Events. If:

                  (i) the Trust shall declare a dividend (or any other distribution) on the Common Stock (other than the Regular Quarterly Dividend); or

                  (ii) the Trust shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

                  (iii) there shall be any reclassification of the Common Stock (other than any event to which subparagraph (d)(i) of this Section 7 applies) or any consolidation or merger to which the Trust is a party and for which approval of any shareholders of the Trust is required, or a statutory share exchange, or self tender offer by the Trust for all or substantially all of its outstanding shares of Common Stock or the sale or transfer of all or substantially all of the assets of the Trust as an entity; or

                  (iv) there shall occur the involuntary liquidation, dissolution or winding up of the Trust, then, in each such case, the Trust shall cause to be mailed to the holders of Preferred Shares, at the address as shown on the stock records of the Trust, as promptly as possible, but at least 15 Business Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

            (g) Notice of Adjustment of Conversion Ratio. Whenever the Conversion Ratio is adjusted as herein provided, the Trust shall prepare a notice of such adjustment of the Conversion Ratio setting forth the adjusted Conversion Ratio and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Ratio to the holders of the Preferred Shares at such holders' last address as shown on the stock records of the Trust.

            (h) Timing of Adjustment. In any case in which paragraph (d) of this
Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of Preferred Shares converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 7.

            (i) No Duplication of Adjustments. There shall be no adjustment of the Conversion Ratio in case of the issuance of any stock of the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Ratio pursuant to more than one paragraph of this
Section 7, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

            (j) Other Adjustments to Conversion Ratio. If the Trust shall take any action affecting the Common Stock, other than action described in this
Section 7, that would materially adversely affect the conversion rights of the holders of the Preferred Shares or the value of such conversion rights, the Conversion Ratio for the Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

            (k) Reservation, Validity, Listing and Securities Law Compliance With Respect to Shares of Common Stock.

                  (i) The Trust covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Preferred Shares, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Preferred Shares not therefore converted. Before taking any action which would cause an adjustment in the Conversion Ratio such that Common Stock issuable upon the conversion of Preferred Shares would be issued below par value of the Common Stock, the Trust will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Trust may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Conversion Ratio.

                  (ii) The Trust covenants that any shares of Common Stock issued upon the conversion of the Preferred Shares shall be validly issued, fully paid and non-assessable.

                  (iii) The Trust shall endeavor to list the shares of Common Stock required to be delivered upon conversion of the Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

                  (iv) Prior to the delivery of any securities that the Trust shall be obligated to deliver upon conversion of the Preferred Shares, the Trust shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

            (l) Transfer Taxes. The Trust will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of the Preferred Shares pursuant hereto; provided, however, that the Trust shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Trust the amount of any such tax or established, to the reasonable satisfaction of the Trust, that such tax has been paid.

            (m) Certain Defined Terms. The following definitions shall apply to terms used in this Section 7:

            (1) Current Market Price. For the purpose of any computation under this Section 7, the Current Market Price per share of Common Stock on any date in question shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days immediately preceding such date in question; provided, however, that if another event occurs that would require an adjustment pursuant to subsection (f) through (j), inclusive, the Board may make such adjustments to the closing prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 7, in which case any such determination by the Board shall be set forth in a resolution of the Board and shall be conclusive.

            (2) "Trading Day" shall mean a day on which Preferred Shares are traded on the national securities exchange or quotation system used to determine the closing price.

            Section 8. Preferred Shares -- Change of Control, Put Option and REIT- Put Option.

            (a) In addition to the redemption provisions of Section 5, if on or before December 31, 2001, an event or transaction will result in a Change of Control (as defined herein), the Trust may, at its option, to the extent it shall have Legally Available Funds therefor, redeem all (but not less than all) of the outstanding Preferred Shares on the date of such Change of Control. The right of the Trust to redeem the Preferred Shares pursuant to this Section 8(a) shall be exercised by mailing a written notice of election by the Trust to the holders of Preferred Shares at such holder's address appearing in the records of the Trust, to the extent practicable, not less than 30 days prior to the date of the Change of Control. During the period beginning on the date such notice is mailed and ending on the date seven days prior to the date of such Change of Control, each holder of Preferred Shares may exercise its right to convert pursuant to Section 7 herein (which exercise shall, unless otherwise indicated, be conditioned upon the occurrence of the specified Change of Control). On the date of the Change of Control, the Trust shall be required, unless such holder of Preferred Shares has exercised its right to convert pursuant to the prior sentence, to purchase from such holder of Preferred Shares (upon surrender by such holder at the Trust's principal office of the certificate representing such share), such Preferred Shares, at a price equal to the product of (i) $13.75 plus accrued and unpaid dividends (accrued through the date of payment for redemption or the date such payment is made available) and (ii) the number of Preferred Shares held by such holder to be redeemed. No Preferred Share is entitled to any dividends accruing after the date on which the payment for such share is paid or made available for payment to the holder thereof.

            (b) If a Change of Control or Put Event occurs each holder of Preferred Shares will have the right to require that the Trust, to the extent the Trust shall have Legally Available Funds therefor, to redeem such holder's Preferred Shares at a redemption price payable in cash in an amount equal to 102% of the Liquidation Value thereof, plus accrued and unpaid dividends whether or not declared, if any (the "Put Payment"), to the date of redemption or the date payment is made available (the "Put Date"), pursuant to the offer described in subsection (d) below (the "Put Offer"). Upon the expiration of the Put Offer holders of Preferred Shares shall have no further right to require the Trust to redeem such holder's Preferred Shares unless and until another Change of Control or Put Event occurs.

            (c) If a REIT-Put Event occurs each holder of Preferred Shares will have the right to require that the Trust, to the extent the Trust shall have Legally Available Funds therefor, to redeem such holder's Preferred Shares at a redemption price payable in cash in an amount equal to the greater of (i) 110% of the Liquidation Value thereof, plus accrued and unpaid dividends whether or not declared, if any, (ii) 105% of the Current Market Price (as defined in Section 7(m), plus accrued and unpaid dividends whether or not declared, if any, and (iii) the difference between the 52-Week Trading High and $12.50, plus accrued and unpaid dividends whether or not declared, if any (any of (i), (ii) or (iii), the "REIT-Put Payment"), to the date of redemption or the date payment is made available (the "REIT-Put Date"), pursuant to the offer described in subsection (d) below (the "REIT-Put Offer"). Upon the expiration of the REIT-Put Offer holders of Preferred Shares shall have no further right to require the Trust to redeem such holder's Preferred Shares unless and until another REIT-Put Event occurs. "52-Week Trading High" means, for any date, the highest per share closing price of the Common Stock for the 52-calendar week period immediately preceding such date

            (d) Within 15 days following the Trust becoming aware that an event has occurred that has resulted in any Change of Control, Put Event or REIT-Put Event, the Trust shall mail a notice to each holder of Preferred Shares, at such holder's address appearing in the records of the Trust, stating (i) that a Change of Control, Put Event or REIT-Put Event, as applicable, has occurred and that such holder has the right to require the Trust to redeem such holder's Preferred Shares in cash, (ii) the date of redemption (which shall be a Business Day, no earlier than 30 days and no later than 60 days from the date such notice is mailed, or such later date as may be necessary to comply with the requirements of the Exchange Act), (iii) the redemption price for the redemption, and (iv) the instructions determined by the Trust, consistent with this subsection, that a holder must follow in order to have its Preferred Shares redeemed.

            (e) On the Put Date or the REIT-Put Date, as applicable, the Trust will, to the extent lawful, accept for payment Preferred Shares or portions thereof tendered pursuant to the Put Offer or the REIT-Put Offer, as applicable, and pay an amount equal to the Put Payment or the REIT-Put Payment, as applicable, in respect of all Preferred Shares or portions thereof so tendered. The Trust shall promptly mail to each holder of Preferred Shares to be redeemed payment in an amount equal to the redemption price for such Preferred Shares.

            (f) Notwithstanding anything else herein, to the extent they are applicable to any Change of Control Offer, the Trust will comply with Section 14 of the Exchange Act and the provisions of Regulation 14D and 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations and all time periods and requirements shall be adjusted accordingly

            (g) "Change of Control" means each occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 30% of the aggregate outstanding voting power of capital stock of the Trust;

(ii) other than with respect to the election, resignation or replacement of the Preferred Trustees, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Trustees of the Trust (together with any new trustees whose election by such Board of Trustees or whose nomination for election by the shareholders of the Trust was approved by a vote of 66 2/3% of the trustees of the Trust (excluding Preferred Trustees) then still in office who were either trustees at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Trustees of the Trust then in office; and (iii) (A) the Trust consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of their respective assets (including, but not limited to, real property investments) to any individual or entity, or (B) any corporation consolidates with or merges into the Trust, which in either event (A) or (B) is pursuant to a transaction in which the outstanding voting capital stock of the Trust is reclassified or changed into or exchanged for cash, securities (unless the holders of the exchanged securities of the Trust immediately prior to such transaction hold immediately after such transaction at least a majority of the securities into which such exchange was made) or other property; provided, however, that the events described in clause (iii) shall not be deemed to be a Change of Control if the sole purpose of such event is that the Trust is seeking to change its domicile or to change its form from a corporation to a statutory business trust.

            (h) "Put Event" means each occurrence of the Trust ceasing to be engaged primarily in the business of owning and managing triple net leased properties directly, or through subsidiaries, as carried on as of the date hereof and described in the Trust's Annual Report on Form 10-K as filed with the Commission for the year ended December 31, 1995.

            (i) "REIT-Put Event" means each occurrence of either of (i) the Trust fails to qualify as a real estate investment trust as described in Section 856 of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by the holders of Preferred Shares;
(ii) the Trust becomes a "Pension-held REIT" as defined in Section 856(h)(3)(D) of the Internal Revenue Code of 1986, as amended, other than as a result of any action, or unreasonable failure to act, by holders of Preferred Shares.

            Section 9. Preferred Shares -- Ownership Limitations.

            (a) (1) For the purposes of this Section 9, the following terms shall have the following meanings:

      "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 544 of the Code as modified by

      Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings:

      "Beneficiary" shall mean a beneficiary of the Charitable Trust as determined pursuant to Section 9(b)(5).

      "Board of Trustees" shall mean the Board of Trustees of the Trust.

      "By-Laws" shall mean the By-Laws of the Trust.

      "Capital Stock" shall mean stock that is Common Stock, Excess Stock or Preferred Stock, if any.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Constructive Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

      "Equity Stock" shall mean Common Stock and Preferred Stock in the aggregate.

      "Market Price" on any date shall mean, with respect to the Common Stock, the average of the daily market price for ten consecutive trading days immediately preceding the date. The market price for each such trading day shall be determined as follows: (A) if the Common Stock is listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Trust; (B) if the Common Stock is not listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Trust; or (C) if the Common Stock is not listed or admitted to trading on any securities exchange or included for quotation on the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Trust, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the Market Price of the Common Stock shall be determined by the Trust acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

      "Ownership Limit" shall mean 9.8% of the value of the outstanding Equity Stock of the Trust.

      "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Equity Stock if such transfer had been valid under Section 9(a)(2).

      "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.

      "Restriction Termination Date" shall mean the first day on which the Board of Trustees of the Trust determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT.

      "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or the disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

      "Charitable Trust shall mean the trust created pursuant to Section
      9(b)(1).

      "Charitable Trustee" shall mean the Trust, acting as trustee for the Charitable Trust, or any successor trustee appointed by the Trust.

                  (2)(A) Except as provided in Section 9(a)(9), prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Equity Stock in excess of the Ownership Limit; (B) except as provided in Section 9(a)(9), prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess shares of Equity Stock; (C) except as provided in Section 9(a)(9), prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock's being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise Beneficially or Constructively Owned by the transferee; and the intended transferee shall acquire no rights in such excess shares of Equity Stock; and (D) prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Trust's being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Equity Stock.

                  (3)(A) If, notwithstanding the other provisions contained in this Section 9, at any time prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Trust such that any Person would either Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 9(a)(9), such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock (such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure); and (B) if, notwithstanding the other provisions contained in this Section 9, at any time prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Trust which, if effective, would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Transferred or which are otherwise affected by the change in capital structure and which, in either case, would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock. Such conversion shall be effective as of the close of business on the business day prior to the date of the transfer or change in capital structure.

                  (4) If the Board of Trustees or its designees at any time determine in good faith that a transfer has taken place in violation of
      Section 9(a)(2) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 9(a)(2), the Board of Trustees or its designees shall take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such transfer on the books of the Trust or instituting proceedings to enjoin such Transfer, provided, however, that any Transfers or attempted Transfers in violation of Section 9(a)(2) shall be void ab initio and automatically result in the conversion described in
      Section 9(a)(3), irrespective of any action (or non-action) by the Board of Trustees or its designees.

                  (5) Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 9(a)(2), or any Person who is a transferee such that Excess Stock results under Section 9(a)(3), shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such transfer or attempted transfer on the Trust's status as a REIT.

                  (6) Prior to the Restriction Termination Date: (A) every Beneficial Owner or Constructive Owner of 5.0% or more (during any periods in which the number of such Beneficial Owners or Constructive Owners exceeds 1,999) or of more than 1% (during any periods in which the number of such Beneficial Owners or Constructive Owners is less than 2,000), or such lower percentages as required pursuant to regulations under the Code, of the outstanding Equity Stock of the Trust shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit; and (B) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

                  (7) Nothing contained in this Section 9 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its stockholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

                  (8) In the case of an ambiguity in the application of any of the provisions of Section 9(a), including any definition contained in
      Section 9(a)(1), the Board of Trustees shall have the power to determine the application of the provisions of Section 9(a) with respect to any situation based on the facts known to it.

                  (9) The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Trustees and upon such other conditions as the Board of Trustees may direct, in each case provided that the restrictions contained in Section 9(a)(2)(C) and/or Section 9(a)(2)(d) will not be violated, may exempt a Person from the Ownership Limit.

                  (10) Legend. Each Preferred Share shall bear the following
      Legend:

            The shares of preferred stock represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may, without the consent of the Trust, (1) Beneficially Own or Constructively Own shares of Equity Stock in excess of 9.8% of the value of the outstanding Equity Stock of the Trust; or (2) Beneficially Own Equity Stock that would result in the Trust's being "closely held" under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Trust. All capitalized terms in this legend have the meanings defined in the Declaration, as the same may be further amended from time to time, a copy of which including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the shares of Equity Stock represented hereby will be automatically converted for shares of Excess Stock which will be held in trust by the Trust.

            (b) (1) Upon any purported Transfer that results in Excess Stock pursuant to Section 9(a)(3), such Excess Stock shall be deemed to have been transferred to the Trust, as Charitable Trustee of a Charitable Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 9(b)(5). Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Trust. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 9(b)(5). The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 9(b)(5).

                  (2) Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Trust that the shares of Equity Stock have been converted for Excess Stock shall be repaid to the Trust upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Equity Stock.

                  (3) Subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Trustees of the Trust pursuant to Article SIXTH of the Declaration, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Stock, that portion of the assets of the Trust available for distribution to its stockholders as the number of shares of the Excess Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding. The Trust, as holder of the Excess Stock in trust or, if the Trust has been dissolved, any trustee appointed by the Trust prior to its dissolution, shall distribute ratably to the Beneficiaries of the Charitable Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust.

                  (4) The holders of shares of Excess Stock shall not be entitled to vote on any matters (except as required by the General Corporation Laws of the State of Maryland).

                  (5)(A) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of its interest in the Charitable Trust (representing the number of shares of Excess Stock held by the Charitable Trust attributable to a purported transfer that resulted in the Excess Stock), if (i) the shares of Excess Stock held in the Charitable Trust would not be Excess Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (such as through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Charitable Trust, the corresponding shares of Excess Stock in the Charitable Trust shall be automatically converted to an equal number of shares of Equity Stock, and such shares of Equity Stock shall be transferred of record to the Beneficiary of the interest in the Charitable Trust designated by the Purported Record

      Transferee as described above if such Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Charitable Trust, the Purported Record Transferee must give advance notice to the Trust of the intended transfer, and the Trust must have waived in writing its purchase rights under Section 9(b)(6); (B) notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Charitable Trust that exceeds the amounts allowable under Section 9(b)(5)(A), such Purported Beneficial Transferee shall pay, or cause the Beneficiary of the interest in the Charitable Trust to pay, such excess to the Trust.

                  (6) Shares of Excess Stock shall be deemed to have been offered for sale to the Trust, or its designee at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. Subject to the satisfaction of any applicable requirements of the General Corporation Laws of the State of Maryland, the Trust shall have the right to accept such offer for a period of 90 days after the later of (i) the date of the transfer that resulted in such Excess Stock and (ii) the date the Board of Trustees determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Trust does not receive a notice of such Transfer pursuant to Section 9(a)(5).

            (c) Nothing contained in this Section 9 or in any other provision of the Declaration shall limit the authority of the Board of Trustees to take such other action as it, in its sole discretion, deems necessary or advisable to protect the Trust and the interests of the stockholders by maintaining the Trust's eligibility to be, and preserving the Trust's status as, a qualified REIT under the Code.

            (d) If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, the Purported Beneficial Transferee may be deemed, at the option of the Board of Trustees, to have acted as an agent of the Trust in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Trust.

            (e) Nothing in this Section 9 precludes the settlement of transactions entered into through the facilities of the New York Stock Exchange.

            Section 10. Miscellaneous.

            (a) Exchange or Market Transactions. Nothing in Section 9 or this
Section 10 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. However, as set forth in Section 9 or this Section 10 certain transactions may be settled by providing shares of Excess Stock.

            (b) Severability. If any provision of Section 9 or this Section 10 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

            (c) Waiver. The Trust shall have authority at any time to waive the requirements that Excess Stock be issued or be deemed outstanding or that the Trust repurchase Preferred Shares in accordance with the provisions of Section 9 if the Trust determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Stock or the fact that such Excess Stock is deemed to be outstanding, or any such repurchase, would not jeopardize the status of the Trust as a REIT for federal income tax purposes.

            (d) Mailings. All mailings shall be made by overnight United States mail or by another overnight courier service.

                      LEXINGTON CORPORATE PROPERTIES, INC.
                                     PROXY

              Proxy Solicited on behalf of the Board of Directors

        The undersigned hereby appoints E. Robert Roskind and Richard J. Rouse (to act by majority decision if more than one shall act), and each of them, with full power of substitution, to vote all shares of Common Stock, par value $.0001 per share, and all shares of Class A Senior Cumulative Convertible Preferred Stock (the "Preferred Stock") of Lexington Corporate Properties, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on Tuesday, May 20, 1997 or any adjournments thereof.

               YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE
                    TAKING OF A VOTE ON THE MATTERS HEREIN.

                (Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed          [ X ]  Please mark your
below; (2) in accordance with the Directors' recommendations where a choice is            votes in this matter
not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting

              MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY
                  RECOMMEND VOTES "FOR" ALL OF THE FOLLOWING:

1.  Election of Directors for a term of one      FOR ALL          WITHHOLD
year; E. Robert Roskind, Richard J. Rouse,   NOMINEES LISTED      AUTHORITY
T. Wilson Eglin, Carl D. Glickman, Kevin     (except as marked   to vote for
Lynch, John D. McGurk and Seth M.            to the contrary)    all nominees
Zachary.                                          [   ]             [   ]

To withhold authority for any individual nominee please write the person's name in the following space:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2.  Proposal to adopt, ratify           FOR          AGAINST        ABSTAIN
and approve an investment
agreement relating to the              [   ]          [   ]          [   ]
issuance and sale by the
Company of Preferred Stock.

3.  Proposal to reorganize the          FOR          AGAINST        ABSTAIN
Company as a Maryland
Statutory Real Estate                  [   ]          [   ]          [   ]
Investment Trust.

4.  With discretionary authority        FOR          AGAINST        ABSTAIN
on any other business that may
properly come before the               [   ]          [   ]          [   ]
meeting or any adjournment
thereof.

Dated _____________________________________________________________, 1997

___________________________________________________________________
                            Signature

___________________________________________________________________
                      Signature if Held Jointly

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustees or guardian, please give full title as such. Corporate or partnership proxies should be signed by an authorized person with the person's title indicated.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.